[logo - American FundsSM]

The right choice for the long termSM

The Tax-Exempt Bond Fund of America

Steady returns in uncertain times:
A discussion with the fund's portfolio counselors

[cover photograph: business meeting]

Annual report for the year ended August 31, 2002

The Tax-Exempt Bond Fund of America(R)

The Tax-Exempt Bond Fund of America is one of the 29 American Funds,(R) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk. The Tax-Exempt Bond Fund of America seeks a high level of federally tax-free current income, consistent with preservation of capital, through a diversified portfolio of municipal bonds.

Results at a glance
for periods ended August 31, 2002, with all distributions reinvested

                                       Average annual compound returns

                                1 year            5 years         10 years
The Tax-Exempt
     Bond Fund of America       +5.31%            +5.80%           +6.44%

Lehman Brothers
     Municipal Bond Index1      +6.24             +6.42            +6.74

Lipper General Municipal
     Debt Funds Average2        +4.58             +5.11            +5.87

1The index is unmanaged and does not reflect sales charges, commissions or expenses.
2The average does not reflect sales charges.

Investment highlights
through August 31, 2002

12-month total return                                                    +5.31%
(income plus capital changes, with dividends reinvested)

Tax-free distribution rate for August                                    +4.33%
(income return only, reflecting maximum sales charge)

Taxable equivalent distribution rate                                     +7.05%
(for August, assuming a 38.6% federal tax rate)

SEC 30-day yield as of August 31                                         +3.64%
(reflecting maximum sales charge)

Taxable equivalent SEC yield                                             +5.93%
(for August, assuming a 38.6% federal tax rate)

For current yield information, please call toll-free: 800/421-0180

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2002 (the most recent calendar quarter):

                                         1 year     5 years      10 years
Class A shares
Reflecting 3.75% maximum sales charge    +3.56%     +5.15%        +6.20%

The fund's 30-day yield for Class A shares as of September 30, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 3.52%. The fund's distribution rate for Class A shares as of that date was 4.24%. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 43. Please see inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to state or local income taxes. Also, distributions from gains on the sale of certain bonds purchased at less than par value and capital gain distributions, if any, are taxable. Certain other income, as well as capital gain distributions, may be taxable.

[Begin Caption]
Pictured on cover: Neil Langberg, David Hoag, Brenda Ellerin, Ed Nahmias. [End Caption]

Fellow shareholders:

[photograph: close-up of columnar pedestabls]

Falling interest rates, an anemic economy and low inflation combined to make fiscal year 2002 a good one for The Tax-Exempt Bond Fund of America. During the 12 months ended August 31, 2002, the fund paid a total of 57 cents a share in monthly dividends and also distributed 3 cents a share in capital gains on December 3, 2001.

o If you reinvested those distributions -- as most shareholders do -- your income return was 4.72%, equivalent to a taxable return of 7.69% for someone in the 38.6% tax bracket.

o If you took your dividends in cash, they represented an income return of 4.62%, equivalent to a taxable return of 7.52% for someone in the 38.6% tax bracket.

For the fiscal year, the fund produced a total return of 5.31%. The Lipper General Municipal Debt Funds Average, which measures comparable funds, produced a total return of 4.58% over the same period. The unmanaged Lehman Brothers Municipal Bond Index, which measures a wide array of tax-exempt bonds but reflects no expenses, generated a total return of 6.24%.

The year in perspective

The fiscal year had just begun when the September 11 attacks occurred. The U.S. economy, already weakened from recession, became weaker still. At this point, the Federal Reserve Board made a series of interest rate cuts which provided liquidity to the financial markets. All told, before and after September 11, the Fed cut rates 11 times during calendar year 2001, pushing yields down to levels not seen in 40 years. With the threat of inflation low, we favored securities with intermediate to long maturities, enabling us to lock in higher yields for longer periods. This strategy served the fund well.

Although the recession has so far proved to be short-lived and mild, it has weakened the fiscal health of most states. During an economic downturn, state and local governments may attempt to make up for budget shortfalls by going to the bond market. The combination of budget deficits and low interest rates is fueling record levels of new municipal bond issuance. In calendar 2001, $286 billion in municipals were issued -- the second-highest level ever -- and calendar 2002 is on pace to go even higher. At the same time, supply has been matched by demand, as investors sought refuge from stock market volatility. Municipal bonds, though at lower yields, remain very attractive investments, yielding nearly as much as comparable Treasury securities. Municipals have the added benefit of generating income that is, for the most part, exempt from regular federal taxes.

Portfolio review

The Tax-Exempt Bond Fund of America's strong results during the fiscal year were helped by our investments in a variety of both insured and high-quality uninsured bonds. General obligation municipals issued by several states and localities did well, and we have been pleased with our holdings in life-care facilities and hospitals with good credit quality. Returns were best for bonds with maturities in the 12- to 18-year range. Tobacco bonds (bonds backed by securitized payments being made to states by the tobacco industry) failed to live up to expectations because supply in the sector has been quite large; and corporate municipals (bonds that depend on corporate revenue to service debt) connected to airlines, utilities and paper-product companies have also been weakened with the economy. Although these investments restrained overall results, they constituted a small portion of the fund's portfolio. The fund is well diversified, holding more than 700 debt issues from 44 states and U.S. territories.

Long-term perspective

Although the U.S. economy is slowly recovering from last year's recession, growth remains weak. Inflation remains under control, which bodes well for interest rates and bonds. Nevertheless, we have adopted a more defensive investment posture that emphasizes more income over capital appreciation, and are now moving to securities with shorter maturities. We caution that although municipal bonds have done quite well -- and appear likely to best stocks for a third straight calendar year-- shareholders should not expect such favorable conditions to continue indefinitely.

The Tax-Exempt Bond Fund of America's adviser, Capital Research and Management Company, invests with a long-term perspective. That perspective has helped the fund deliver solid cumulative returns for shareholders through full interest rate cycles. Potential investments are researched extensively; this scrutiny continues after a bond is added to the fund's portfolio. We pay close attention to risk and place great value on capital preservation. Since the stock market's steep decline, exemplified by the unmanaged Standard & Poor's 500 Composite Index's 38.0% fall from its peak on March 24, 2000 through August 31, 2002, the fund averaged an annualized compound return of 8.1% and a cumulative total return of 21.0% -- dramatic evidence of the need to maintain a diversified investment portfolio.

The Tax-Exempt Bond Fund of America's assets have grown significantly during the past fiscal year. The number of shareholder accounts under management has increased by 30% to more than 45,000. Welcome, and we hope you'll be with us for many years to come. For our longtime shareholders, thank you for your continued support. For a more detailed look at the municipal bond market environment, we invite you to look over the feature on the following pages.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Neil L. Langberg
Neil L. Langberg
President


October 10, 2002


                                [Begin Sidebar]
Why tax-free investing can be worthwhile
                                                                                                           The fund's 4.33%
                                                                                                              tax-exempt
                                                                                                             distribution
                                                                                   Current                rate in August3 is
                            Your taxable income1                                   federal              equivalent to a taxable
                 Single                           Joint                           tax rate2              distribution rate of:

                $0  -       6,000               $0  -       12,000                 10.0%                         4.81%
             6,001  -      27,950           12,001  -       46,700                 15.0                          5.09
            27,951  -      67,700           46,701  -     112,850                  27.0                          5.93
            67,701  -     141,250          112,851  -      171,950                 30.0                          6.19
           141,251  -     307,050          171,951  -      307,050                 35.0                          6.66
              Over 307,050                     Over 307,050                        38.6                          7.05

1  2002 federal tax brackets used are projected.
2 The federal rates are marginal rates. They do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.
3 The fund's distribution rate in the Investment Highlights table on the inside front cover is based on offering price and therefore reflects the effects of the maximum sales charge on the initial investment. It is not a projection of future results, which will be affected by, among other things, interest rate levels, changes in the value of portfolio securities, the effects of portfolio transactions and fund expenses.

[End Sidebar]

The value of a long-term perspective
[mountain chart]
Here's how a $10,000 investment in The Tax-Exempt Bond Fund of America grew between October 3, 1979, when the fund began operations, and August 31, 2002, the end of the fund's latest fiscal year.


                                        The                      Lipper
                 Lehman         fund at net      The fund       General
               Brothers         asset value    at maximum     Municipal
             Municipal        (without any       offering    Debt Funds               Original
Year         Bond Index       sales charge)         price       Average       CPI   Investment
1979            $10,000             $10,000        $9,625       $10,000   $10,000      $10,000
1980             $9,543              $9,815        $9,447        $9,467   $11,166      $10,000
1981             $8,017              $8,933        $8,598        $8,307   $12,373      $10,000
1982            $10,544             $11,230       $10,809       $10,628   $13,097      $10,000
1983            $12,179             $13,066       $12,576       $12,689   $13,432      $10,000
1984            $13,234             $14,028       $13,502       $13,705   $14,008      $10,000
1985            $15,435             $16,332       $15,719       $16,159   $14,477      $10,000
1986            $18,999             $20,298       $19,516       $20,038   $14,705      $10,000
1987            $19,879             $20,511       $19,722       $20,476   $15,335      $10,000
1988            $21,246             $21,888       $21,047       $21,962   $15,952      $10,000
1989            $23,580             $24,130       $23,202       $24,487   $16,702      $10,000
1990            $25,093             $25,302       $24,325       $25,678   $17,641      $10,000
1991            $28,052             $28,265       $27,172       $28,780   $18,311      $10,000
1992            $31,184             $31,307       $30,107       $32,039   $18,887      $10,000
1993            $34,989             $35,189       $33,843       $35,988   $19,410      $10,000
1994            $35,038             $35,114       $33,796       $35,696   $19,973      $10,000
1995            $38,144             $38,170       $36,737       $38,398   $20,496      $10,000
1996            $40,142             $40,274       $38,763       $40,364   $21,086      $10,000
1997            $43,853             $44,055       $42,401       $44,073   $21,555      $10,000
1998            $47,646             $47,695       $45,905       $47,803   $21,903      $10,000
1999            $47,884             $47,801       $46,007       $47,328   $22,399      $10,000
2000            $51,128             $50,320       $48,431       $49,868   $23,164      $10,000
2001            $56,339             $55,462       $55,381       $54,973   $23,794      $10,000
2002            $59,856/1/          $58,410/2/    $56,218/4/    $57,494/3/$24,223/5/   $10,000


As you can see, the $10,000 investment would have grown to $56,218 with the 3.75% maximum sales charge included and all distributions reinvested, an average annual increase of 7.83%.

Average annual compound returns (periods ended August 31, 2002)*
1 year                                             +1.38%
5 years                                            +4.99%
10 years                                           +6.03%
Lifetime (since October 3, 1979)                   +7.83%

*Assumes reinvestment of all distributions and payment of the 3.75% maximum sales charge at the beginning of the stated periods.



Past results are not predictive of future results. # For the period October 3, 1979, through August 31, 1980.
1 With interest compounded. The index, which started on January 1, 1980, is unmanaged and does not reflect sales charges, commissions or expenses.
2 Includes reinvested dividends of $39,324 and reinvested capital gain distributions of $2,367.
3  With dividends reinvested. The average does not reflect sales charges.
4 This figure, unlike those shown elsewhere in this report, reflects payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. The maximum sales charge was 4.75% prior to January 10, 2000. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. Includes reinvested dividends of $37,858 and reinvested capital gain distributions of $2,279. No adjustments have been made for income or capital gain taxes.
5 Consumer Price Index (inflation). Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

[end chart]


On an after-tax basis, municipal bonds remain very attractive investments, even for people in lower tax brackets.

[photograph: Ed Nahmias, David Hoag, Neil Langberg]
[Begin Caption]
Pictured here: Ed Nahmias, David Hoag, Neil Langberg.
[End Caption]

[photograph: freeway overpass]
[Begin Caption]
The fund's research analysts look for infrastructure projects that are important to a region's growth.
[End Caption]

[photograph; Brenda Ellerin]
[Begin Caption]
Brenda Ellerin
[End Caption]

A discussion with the fund's portfolio counselors

The past year has been a volatile time for the financial markets. The worst bear market in decades for equities and a series of high-profile corporate scandals have shaken investor confidence. At the same time, the soft U.S. economy, low inflation and declining interest rates have combined to make bonds, particularly municipal bonds, an attractive investment in an uncertain time.

Q: Municipal bonds produced better returns than stocks in calendar years 2000 and 2001. How is 2002 shaping up for the fund?

Neil: I think we've done a good job of finding attractive securities. New issue sales volume is up from 2001 and is on pace to set a record. So far, our investment results have been good on both an absolute basis and relative to the fund's peers. It has been a solid year.

Ed: One thing that helped this calendar year and over the past 12 months was identifying some reasonably priced intermediate-term bonds with 12- to 18-year maturities before the rest of the market did. If you can find things before everyone else, you should do well. And we have.

Brenda: Interest rates have fallen significantly. The economy has emerged from last year's mild recession, but remains fragile. And inflation has stayed very low. All of these things are good for bond prices.

[photograph: freeway overpass]
[Begin Caption]
Many municipal projects such as highways are backed by revenue collected from fuel taxes and drivers' license fees.
[End Caption]

[phtoograph: close-up of building frame]
[Begin Caption]
Through its investments in land-secured projects, the fund participates in the growth of home ownership around the country.
[End Caption]

Q: Bond prices rise when interest rates fall. With interest rates now at or near 40-year lows, are they likely to fall much further?

David: I think that the risks are weighted towards higher interest rates. It's possible that they could go lower, but given where they are from a historical perspective, I don't see them going much lower. We are in "extra innings" with respect to rate declines.

Ed: Keep in mind, though, that one of the things that drives interest rates is inflation. There is very little inflation in the economy now, and given the rather mild outlook for economic growth, there doesn't appear to be much inflation on the horizon. So even if we're at or near a historic low, any upward pressure on rates could be modest. This suggests a relatively favorable environment for bond prices over the near term, though probably not for big capital appreciation.

Brenda: It's also important to remember that when you hear about the Federal Reserve raising or lowering interest rates, it's short-term rates they're changing. Not long-term rates, over which they have no control. Intermediate and long-term rates respond largely to changes in inflation -- and I agree with Ed that there isn't much of that. But to answer your question, I wouldn't be surprised if bond yields were higher a year from now.

Neil: Inflation notwithstanding, there's one factor that could drive rates higher. It's also what helped them decline. And that's all the cash that has been moving out of stocks and into bonds in the past year. If the stock market recovers, that money could go right back into equities, pushing interest rates up and bond prices down.

Q: Given the possibility of higher short-term interest rates, how are you positioning the fund's portfolio?

Brenda: Well, I'm not buying long-term bonds. I'm buying bonds with shorter maturities. If the Fed starts raising rates, shorter term securities will be affected, but won't move in price as much as long-term bonds.

[photograph: Ed Nahmias]
[Begin Caption]
Ed Nahmias
[End Caption]

                                [Begin Sidebar]
                       The fund's high distribution rates

The chart below shows the margin of difference as expressed in percentage points between The Tax-Exempt Bond Fund of America's distribution rate and the rate paid by the average municipal bond fund since June 1992.* As you can see, for more than nine years, the fund's rate has surpassed the rate paid by the average municipal bond fund. This is due in part to a December 1993 change in investment policy, which has allowed the fund greater flexibility to invest in securities rated Baa and BBB (the lowest "investment-grade" categories). Distribution rates are calculated by dividing dividends paid during the previous 12 months by the sum of the net asset value and any capital gains paid.

[bar chart]

Date                Distribution
                    Rate
                    Difference

6/30/92             -0.23
7/31/92             -0.20
8/31/92             -0.14
9/30/92             -0.14
10/31/92            -0.18
11/30/92            -0.09
12/31/92            -0.04
1/31/93             -0.01
2/28/93             -0.01
3/31/93             -0.04
4/30/93             -0.05
5/31/93             0.03
6/30/93             -0.01
7/31/93             -0.01
8/31/93             0.01
9/30/93             0.01
10/31/93            0.08
11/30/93            0.14
12/31/93            0.15
1/31/94             0.17
2/28/94             0.18
3/31/94             0.11
4/30/94             0.22
5/31/94             0.21
6/30/94             0.25
7/31/94             0.30
8/31/94             0.30
9/30/94             0.38
10/31/94            0.39
11/30/94            0.32
12/31/94            0.36
1/31/95             0.40
2/28/95             0.41
3/31/95             0.39
4/30/95             0.37
5/31/95             0.37
6/30/95             0.39
7/31/95             0.41
8/31/95             0.40
9/30/95             0.39
10/31/95            0.39
11/30/95            0.38
12/31/95            0.41
1/31/96             0.37
2/29/96             0.36
3/31/96             0.38
4/30/96             0.39
5/31/96             0.33
6/30/96             0.34
7/31/96             0.29
8/31/96             0.28
9/30/96             0.29
10/31/96            0.28
11/30/96            0.29
12/31/96            0.27
1/31/97             0.26
2/28/97             0.26
3/31/97             0.37
4/30/97             0.39
5/31/97             0.30
6/30/97             0.32
7/31/97             0.36
8/31/97             0.35
9/30/97             0.35
10/31/97            0.36
11/30/97            0.33
12/31/97            0.37
1/31/98             0.39
2/28/98             0.38
3/31/98             0.39
4/30/98             0.39
5/31/98             0.41
6/30/98             0.40
7/31/98             0.39
8/31/98             0.40
9/30/98             0.40
10/31/98            0.40
11/30/98            0.42
12/31/98            0.40
1/31/99             0.39
2/28/99             0.39
3/31/99             0.42
4/30/99             0.41
5/31/99             0.39
6/30/99             0.38
7/31/99             0.36
8/31/99             0.34
9/30/99             0.34
10/31/99            0.32
11/30/99            0.33
12/31/99            0.31
1/31/00             0.34
2/29/00             0.35
3/31/00             0.40
4/30/00             0.42
5/31/00             0.43
6/30/00             0.42
7/31/00             0.43
8/31/00             0.41
9/30/00             0.40
10/30/00            0.42
11/30/00            0.46
12/31/00            0.51
1/31/01             0.49
2/28/01             0.50
3/31/01             0.51
4/30/01             0.48
5/31/01             0.47
6/30/01             0.49
7/31/01             0.48
8/31/01             0.49
9/30/01             0.45
10/31/01            0.44
11/30/01            0.41
12/31/01            0.41
1/31/02             0.41
2/28/02             0.43
3/31/02             0.43
4/30/02             0.42
5/31/02             0.41
6/30/02             0.40
7/31/02             0.40
8/31/02             0.40

[end chart]
*As calculated by Lipper, Inc.


[End Sidebar]

Neil: Since rates are likely to move up at some point, I think the days of capital appreciation are probably over for the time being. I think that a bond's coupon (the interest a bond pays) is likely to play a greater role in the total return for investors; to that end I think 12- to 17-year securities will provide more income with much less volatility than longer term bonds. So I'm willing to leave the long-term yields on the table.

David: If interest rates do rise, that will present us with an opportunity to buy bonds with higher coupons than are offered today. As older bonds mature, that money can be funneled into those higher yielding bonds which could lead to higher dividends for investors. That rising income stream would help mitigate the impact that higher rates would have on principal.

Q: How safe are municipal bonds?

David: A recent study of municipal bonds concluded that over a 15-year period, default rates for munis initially rated "AAA" or "AA", the highest ratings available, were zero. The average default rate for all investment-grade municipal securities over the same period was 0.23%.+ Over the same period, the average default rate on investment-grade corporate debt was 2.14%. So the default rate for corporate bonds was nine times that of municipals. And that study was concluded before the string of big corporate bankruptcies like Enron and WorldCom. There is no question that if you're concerned about credit stability, investment-grade munis are the place to be.

+Source: Standard and Poor's, June 13, 2001.

[Begin Sidebar]
Stability in difficult times: The fund during S&P 500 declines

How your fund fared through the largest stock market declines in its lifetime.1

[bar chart]
Period                  Standard & Poor's 500     The Tax-Exempt Bond
                        Composite Index/2/        Fund of America/2/

11/28/1980-8/12/1982        -20.2%                   10.2%
8/25/1987-12/4/1987         -32.8                    -0.1
7/16/1990-10/11/1990        -19.2                    -1.2
7/17/1998-8/31/1998         -19.1                     1.7
3/24/2000-7/23/2002         -46.2                    19.9


1Declines of 15% or more, as measured by the unmanaged S&P 500 Index. 2With all dividends reinvested.
[end chart]
[End Sidebar]

Brenda: You can look at it another way, too. As the stock market has fallen, investors have shifted lots of money into money market funds, CDs and savings accounts. Those investments are certainly stable, but consider how little they're earning before inflation and taxes -- roughly 1.5% to 3.0%. Munis, with their tax-free yields, are the better investment.

Q: Aren't Treasury bonds even safer than municipal bonds?
/
David: Treasuries are the highest quality bonds, and the most liquid (easiest to sell) because they're backed by the federal government. That's as safe as you can get. But keep in mind, you'll pay federal taxes on Treasury income. That being said, how do tax-free munis compare with taxable Treasuries? If you look at yields on an after-tax basis, municipals are very attractive. Recently, long-term munis rated AAA were yielding almost as much as comparable Treasuries. So on an after-tax basis, munis remain very attractive investments, even for people in lower tax brackets. Munis remain attractive relative to corporates, too, on an after-tax basis.

Q: Why invest in a bond fund rather than in individual bonds?

Neil: A well-managed fund is a good way to get broad exposure to municipal bonds. A fund gives an investor access to seasoned professionals who search the investment landscape for the best opportunities. They conduct extensive research and build a well-diversified portfolio, one that individuals would have difficulty building on their own.

Brenda: Plus, there's the added convenience of automatically reinvesting your interest and capital gains on a regular basis. That's when the power of compounding kicks in. Your interest earns interest, which earns still more interest, and your money grows faster over the long run. Albert Einstein is said to have called compounding the "eighth wonder of the world," and it's true.

[photograph: electrical towers]
[Begin Caption]
Essential services -- such as providing electricity to a community -- are generally considered among the safest municipal investments.
[End Caption]

Q: How has The Tax-Exempt Bond Fund of America done over the long run?

Neil: Since the fund was launched in October 1979, it has delivered an average annual compound return of 8.0% and had positive results 20 out of 22 full fiscal years. The average municipal bond fund, as measured by the Lipper General Municipal Debt Funds Average, returned 7.6% over the same period.

Brenda: Those kinds of results really reflect the consistency of municipals. In contrast, look at what's happened to the stock market over the last two years. It is a painful reminder of why you should hold some of your portfolio in a bond fund. And investments in municipals historically have tended to be less volatile on a year-to-year basis.

[Begin Sidebar]
The multiple portfolio counselor system

The Tax-Exempt Bond Fund of America's portfolio counselors average 16 years of investment experience. Why four people to manage one fund? Because like all 29 of the American Funds, the fund is managed by a unique method we call the multiple portfolio counselor system. We believe it helps our funds achieve consistently superior long-term investment results.

[photograph: Neil Langberg]
[Begin Caption]
Neil Langberg
24 years of investment experience
[End Caption]

[photograph: David Hoag]
[Begin Caption]
David Hoag
14 years of investment experience
[End Caption]

[photograph: Brenda Ellerin]
[Begin Caption]
Brenda Ellerin
13 years of investment experience
[End Caption]

[photograph: Ed Nahmias]
[Begin Caption]
Ed Nahmias
13 years of investment experience
[End Caption]

Here's how it works: Assets of the fund are divided into portions, each managed by a portfolio counselor. Another portion is managed by the fund's research analysts, who bring their own investment expertise to the table.

The advantages to this system are many:

o Diversity. Within the fund's overall guidelines, the counselors get to act on their own convictions. This offers the best attributes of both individualism and teamwork, with no need for consensus.

o Consistency. Over time, having more than one person managing assets tends to smooth out the peaks and valleys of investing.

o Continuity. Since the fund is not dependent on any single individual, when one person leaves or retires, only a portion of the portfolio changes hands. Smooth, gradual transitions help the fund maintain a steady investment approach.
[End Sidebar]

The Tax-Exempt Bond Fund of America, Inc.
Investment portfolio, August 31, 2002




                                                                                                  Principal              Market
                                                                                                     amount               value
Fixed income securities  -  92.05%                                                                    (000)               (000)

Alabama  -  0.97%
Public School and College Auth., Capital Improvement Pool Bonds,
Series 2001A, 5.625% 2015                                                                            $5,255              $5,858
Special Care Fac. Fncg. Auth. of the City of Huntsville - Carlton Cove,
Retirement Fac. Rev. Bonds (Carlton Cove, Inc. Project), Series 2001, 8.125% 2031                     9,000               9,114
Jefferson County, Sewer Rev. Capital Improvement Warrants, Series 1999A,
FGIC insured, 5.125% 2021                                                                             2,865               2,881
Health Care Auth. of Lauderdale County and the City of Florence, Coffee
Health Group, Series 2000A Bonds, MBIA insured, 5.50% 2009                                            1,150               1,288
21st Century Auth., Tobacco Settlement Rev. Bonds:
 Series 2000, 5.75% 2020                                                                              3,500               3,504
 Series 2001, 5.50% 2021                                                                              6,000               5,891


Alaska  -  1.77%
Housing Fin. Corp.:
 Collateralized Bonds (Veterans Mortgage Program), Series 1992A-1, 6.75% 2032                         1,105               1,128
 Rev. Bonds, Series 1998A-1, 5.30% 2017                                                               6,310               6,570
Municipality of Anchorage:
 1995 G.O. Ref. General Purpose Bonds, Series B, FGIC insured, 6.00% 2012                             2,895               3,434
 Municipal Light & Power, Senior Lien Ref. Electric Rev. Bonds, Series 1996,
MBIA insured,  6.50% 2014                                                                             5,000               6,215
North Slope Borough, G.O. Bonds, Series 1997A, MBIA insured, 0% 2008                                 10,935               8,916
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds:
 Series 2000:
  5.60% 2010                                                                                          1,000               1,043
  5.70% 2011                                                                                          4,890               5,090
  5.80% 2012                                                                                          4,785               4,983
  6.20% 2022                                                                                          2,275               2,322
 Series 2001, 5.375% 2021                                                                            12,850              12,293


Arizona  -  0.59%
Health Facs. Auth., Rev. Bonds (Catholic Healthcare West), Series 1999A, 6.125% 2009                  3,290               3,619
Industrial Dev. Auth. of the County of Maricopa, Health Fac. Rev. Bonds
(Catholic Healthcare West Project), Series 1998A:
 5.25% 2006                                                                                           2,850               2,998
 5.00% 2016                                                                                           1,000                 944
Industrial Dev. Auth. of the County of Pima, Education Rev. Bonds
(Charter Schools Project), Series 2002E, 7.25% 2031                                                   4,520               4,529
Transportation Excise Tax Rev. Bonds (Maricopa County Regional Area Road Fund),
Series 2002, 3.00% 2005                                                                               5,000               5,145


California  -  4.83%
G.O. Bonds:
 6.00% 2018                                                                                           5,000               5,874
 6.00% 2019                                                                                           5,000               5,847
 5.00% 2021                                                                                           7,000               7,118
Educational Facs. Auth., Rev. Bonds, Stanford University, Series N, 5.35% 2027                        3,000               3,100
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1997C-4, Class I:
 5.10% 2007                                                                                           1,300               1,394
 5.20% 2009                                                                                             875                 931
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine
Apartment Communities, LP), Series 1998A-3, 5.10% 2025 (put 2010)                                     4,000               4,234
City of Antioch, Public Fncg. Auth., 1998 Reassessment Rev. Bonds,
Subordinated Series B, 5.85% 2015                                                                     1,460               1,539
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.,
 Ref. Rev. Cert. of Part.:
 American Baptist Homes of the West Facs. Project, Series 1997B:
  5.50% 2007                                                                                          1,060               1,082
  5.75% 2017                                                                                          1,500               1,432
  6.20% 2027                                                                                          1,675               1,605
 Episcopal Homes Foundation, Series 1998, 5.125% 2013                                                 2,000               2,064
Bonita Canyon Public Facs. Fncg. Auth., Community Facs. Dist. No. 98-1,
Special Tax Bonds, Series 1998, 5.375% 2028                                                           2,500               2,410
Burbank Unified School Dist., G.O. Bonds, Capital Appreciation Series C
Bonds, 1997 Election, FGIC insured:
 0% 2018                                                                                              5,000               2,344
 0% 2019                                                                                              5,705               2,517
Central Valley Fncg. Auth., Cogeneration Project Rev. Bonds (Carson Ice-Gen
Project), Series 1993, 6.10% 2013 (preref. 2003)                                                      1,000               1,060
County of El Dorado, Community Facs. Dist. No. 1992-1 (El Dorado Hills Dev.),
Series 1999 Special Tax Bonds, 6.125% 2016                                                              980               1,025
City of Folsom, Community Facs. Dist. No. 10, Special Tax Bonds,
Series 1999, 7.00% 2024                                                                               2,000               2,130
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes),
Special Tax Bonds, Series 1999, 6.50% 2015                                                            1,000               1,073
City of Irvine, Limited Obligation Improvement Bonds:
 Assessment Dist. No. 94-13 (Oak Creek), Group One, 5.50% 2022                                        2,000               1,961
 Assessment Dist. No. 00-18, Group Two, 5.60% 2022                                                    1,715               1,721
City of Long Beach:
 Aquarium of the Pacific, Rev. Bonds (Aquarium of the Pacific
Project), Series 1995A:
  6.10% 2010 (preref. 2005)                                                                           4,000               4,519
  6.125% 2015 (preref. 2005)                                                                          5,000               5,652
  6.125% 2023 (preref. 2005)                                                                         12,500              14,130
  MBIA insured, 6.125% 2023 (preref. 2005)                                                            2,000               2,261
 Bond Fin. Auth., Lease Rev. Ref. Bonds (Aquarium of the Pacific Project),
Series 2001, AMBAC insured, 5.50% 2015                                                                2,150               2,407
City of Los Angeles Regional Airports Improvement Corp.:
 Facs. Lease Ref. Rev. Bonds, Issue of 1992, United Air Lines, Inc.
(Los Angeles International Airport), 6.875% 2012                                                      2,000                 890
 Facs. Sublease Ref. Rev. Bonds, Delta Air Lines, Inc. (Los Angeles
International Airport), Issue of 1996, 6.35% 2025                                                     2,500               1,987
 Facs. Sublease Rev. Bonds, American Airlines, Inc., Terminal 4 Project
(Los Angeles International Airport), Series 2002A, 7.125% 2024                                        1,500               1,235
County of Los Angeles, Capital Asset Leasing Corp., Cert. of Part.
(Marina del Rey), Series 1993A:
 6.25% 2003                                                                                           1,240               1,276
 6.50% 2008                                                                                           4,750               4,944
Los Angeles Community College Dist., G.O. Bonds, 2001 Election,
Series A, 5.50% 2016                                                                                 10,500              11,651
Modesto High School Dist. (Stanislaus County), Election of 2001
G.O. Bonds, Series A, FGIC insured, 0% 2015                                                           2,000               1,129
City of Roseville, Special Tax Bonds:
 Highland Reserve North Community Facs. Dist. No. 1, Series 1999:
  6.00% 2011                                                                                          3,075               3,334
  6.30% 2025                                                                                          1,000               1,027
 North Central Roseville Community Facs. Dist. No. 1, Series 1999:
  5.30% 2007                                                                                          2,795               2,975
  5.80% 2017                                                                                          3,410               3,476
 Woodcreek West Community Facs. Dist. No. 1, Series 1999, 6.50% 2015                                  1,465               1,582
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds
(Procter & Gamble Project), Series 1995:
 6.375% 2010                                                                                            500                 538
 6.375% 2010 (preref. 2005)                                                                             500                 576
Sacramento Power Auth., Cogeneration Project Rev. Bonds, Series 1995, 6.00% 2003                      2,200               2,271
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs.
Dist. No. 1, Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch), 6.30% 2021                  500                 522
County of San Bernardino Housing Auth., Multi-family Housing Rev. Ref.
Bonds (Equity Residential/Redlands Lawn & Tennis Apartments), Issue 1999A, 5.20% 2029 (put 2009       1,500               1,522
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited
Obligation Improvement Bonds, 6.25% 2012                                                                995               1,032
San Marcos Public Facs. Auth., Ref. Rev. Bonds, Series 1998, 5.80% 2027                               3,000               3,062
San Marcos Unified School Dist., Community Facs. Dist. No. 5 (Rancho
Carrillo), Series 1999 Special Tax Bonds, 5.60% 2029                                                  1,000                 957
Community Facs. Dist. No. 99-1 (Talega) of the Santa Margarita Water
Dist., Series 1999 Special Tax Bonds, 6.10% 2014                                                      1,195               1,270
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation
Notes (South Tahoe Redev. Project Area No. 1):
 Series 1999A, 7.30% 2007                                                                             7,000               7,434
 Series 1999B, 7.30% 2007                                                                             1,905               2,023
The Regents of the University of California, Various University of
California Projects, Series 1993A, 5.50% 2021                                                         2,000               2,046
Washington Township Health Care Dist., Rev. Bonds, Series 1999, 5.00% 2014                            1,300               1,351


Colorado  -  3.87%
Health Facs. Auth., Hospital Rev. Bonds:
 Catholic Health Initiatives, Series 2001:
  5.375% 2010                                                                                         1,500               1,651
  5.50% 2014                                                                                          3,000               3,261
  5.50% 2015                                                                                          4,250               4,586
 The Evangelical Lutheran Good Samaritan Society Project, Series 2000, 6.60% 2016                     5,250               5,825
 PorterCare Adventist Health System Project, Series 2001, 6.50% 2031                                  3,800               4,073
Housing and Fin. Auth.:
 Multi-family Housing Insured Mortgage Rev. Bonds:
  Series 1982A, 9.00% 2025                                                                            1,065               1,068
  Series 1997C-3, 5.65% 2015                                                                          1,300               1,301
 Single-family Housing Program Senior and Subordinate Bonds:
  Series 1997A-3, 7.00% 2016                                                                            810                 852
  Series 1997B-3, 6.80% 2028                                                                            465                 497
  Series 1997C-3, 6.75% 2017                                                                            545                 561
  Series 1998B-3, 6.55% 2025                                                                          4,110               4,378
  Series 1998D-3, 6.125% 2023                                                                         3,975               4,327
Arapahoe County, Capital Improvement Trust Fund Highway Rev. Bonds (E-470 Project):
 6.90% 2015 (preref. 2005)                                                                            2,500               2,926
 6.95% 2020 (preref. 2005)                                                                           17,500              20,508
City and County of Denver, Airport System Rev. Bonds, Series 1992A,
7.25% 2025 (preref. 2002)                                                                            16,130              16,652
E-470 Public Highway Auth. Senior Rev. Bonds (Capital Appreciation Bonds),
Series 2000B, 0% 2034                                                                                 7,500                 717
Eagle County, Bachelor Gulch Metropolitan Dist., G.O. Bonds, Series 1999,
6.70% 2019                                                                                            3,400               3,567
EagleBend Affordable Housing Corp., Multi-family Housing Project Rev. Ref.
 Bonds, Series 1997A:
 6.20% 2012                                                                                           1,000               1,020
 6.40% 2017                                                                                           2,000               2,005
 6.45% 2021                                                                                           3,175               3,141
EagleBend Dowd Affordable Housing Corp., Multi-family Housing Project Rev.
Bonds, Series 1998A:
 6.35% 2014                                                                                           1,010               1,008
 6.63% 2039                                                                                           2,000               1,940
Metropolitan Football Stadium Dist., Capital Appreciation Sales Tax Rev.
Bonds, MBIA insured:
 Series 1999A:
  0% 2008                                                                                             2,675               2,235
  0% 2011                                                                                             2,600               1,864
  0% 2012                                                                                             4,700               3,203
 Series 1999B, 0% 2006                                                                                4,000               3,664
North Range Metropolitan Dist. No. 1 (City of Commerce City), Adams County,
Limited Tax G.O. Bonds, Series 2001, 7.25% 2031                                                       3,775               3,727
Rampart Range Metropolitan Dist. No. 1 (City of Lone Tree), Rev. Bonds
(Rampart Range Metropolitan Dist. No. 2 Project), Series 2001, 7.75% 2026                             5,415               5,450
Vista Ridge Metropolitan Dist. (Weld County), Limited Tax G.O. Bonds,
Series 2001, 7.50% 2031                                                                               7,310               7,384


Connecticut  -  0.82%
G.O. Bonds, Series 2001B, 5.375% 2016                                                                 1,900               2,081
Dev. Auth., Pollution Control Rev. Ref. Bonds (The Connecticut Light and
Power Co. Project), Series 1993A, 5.85% 2028                                                          5,025               5,235
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996A: (1)
 6.25% 2002 (escrowed to maturity)                                                                    1,000               1,000
 6.375% 2004 (escrowed to maturity)                                                                   1,985               2,173
 6.50% 2005 (escrowed to maturity)                                                                    1,490               1,685
 6.40% 2011                                                                                           2,025               2,184
 6.40% 2011 (preref. 2007)                                                                            2,470               2,923
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment,
Public Improvement Bonds, Series 2001:
 5.375% 2011                                                                                          1,000               1,036
 6.00% 2016                                                                                           1,000               1,052
 6.25% 2021                                                                                           3,000               3,127
 6.25% 2031                                                                                           1,500               1,548


District of Columbia  -  0.72%
G.O. Bonds:
 Series 1993A, AMBAC insured, 5.875% 2005 (escrowed to maturity)                                      2,125               2,343
 Series 1993B-1, AMBAC insured, 5.50% 2009                                                            1,500               1,690
Convention Center Auth. (Washington, D.C.), Senior Lien Dedicated Tax Rev.
Bonds, Series 1998, AMBAC insured, 4.75% 2028                                                         5,750               5,436
Gallery Place Project, Tax Increment Rev. Bonds, Series 2002, FSA
insured, 5.50% 2016                                                                                   1,000               1,099
MedStar Health, Inc. Issue, Multimodal Rev. Bonds (Georgetown University
Hospital and Washington Hospital Center Projects):
 Series 2001A, 6.40% 2031 (put 2004)                                                                  1,000               1,035
 Series 2001B, 6.625% 2031 (put 2005)                                                                 4,000               4,213
 Series 2001D, 6.875% 2031 (put 2007)                                                                 5,000               5,395


Florida  -  4.91%
Capital Projects Fin. Auth., Continuing Care Retirement Community Rev. Bonds
(Capital Projects Loan Program - The Glenridge on Palmer Ranch Project), 8.00% 2032                   9,500               9,482
Arbor Greene Community Dev. Dist. (City of Tampa, Hillsborough County),
Special Assessment Rev. Bonds:
 Series 1996, 7.60% 2018                                                                                895                 947
 Series 1998, 5.75% 2006                                                                                305                 307
 Series 2000, 6.50% 2007                                                                                595                 605
Beacon Tradeport Community Dev. Dist. (Miami-Dade County), Special Assessment
Bonds (Industrial Project), Series 2002B:
 7.00% 2014                                                                                           1,025               1,038
 7.25% 2033                                                                                           1,000               1,015
Capital Region Community Dev. Dist. (Tallahassee), Capital Improvement
Rev. Bonds, Series 2001A-2, 6.85% 2031                                                                1,000               1,018
Championsgate Community Dev. Dist., Capital Improvement Rev. Bonds,
Series 1998B, 5.70% 2005                                                                              1,395               1,372
The Crossings at Fleming Island Community Dev. Dist. (Clay County),
Special Assessment Ref. Bonds:
 Series 1995, 8.25% 2016 (preref. 2005)                                                                 990               1,147
 Series 2000C, 7.10% 2030                                                                             7,000               7,395
Fishhawk Community Dev. Dist. (Hillsborough County), Special Assessment
Rev. Bonds, Series 2000, 6.65% 2007                                                                   2,545               2,582
Fleming Island Plantation Community Dev. Dist. (Clay County), Series 2000B
(Long Term), 7.375% 2031                                                                              3,000               3,191
Grand Haven Community Dev. Dist. (City of Palm Coast, Flagler County),
Special Assessment Bonds, Series 2002, 6.125% 2007                                                    4,800               4,816
Greyhawk Landing, Community Dev. Dist. (Manatee County), Special
Assessment Rev. Bonds:
 6.25% 2009                                                                                           1,000               1,008
 7.00% 2033                                                                                           1,000               1,015
The Groves Community Dev. Dist. (Pasco County), Special Assessment Rev. Bonds,
Series 2000B, 7.625% 2008                                                                             1,095               1,105
Harbor Bay Community Dev. Dist. (Hillsborough County), Capital Improvement Rev.
Bonds, Series 2001B, 6.35% 2010                                                                       1,500               1,518
Harbour Lake Estates Community Dev. Dist. (Miramar), Special Assessment Bonds,
Series 2001, 6.40% 2006                                                                               3,215               3,229
Heritage Harbor Community Dev. Dist. Rev. Bonds, Series B, 6.00% 2003                                 1,180               1,181
Heritage Isles Community Dev. Dist., Special Assessment Rev. Bonds, 5.90% 2006                        1,000               1,000
Heritage Palms Community Dev. Dist. (Fort Myers), Capital Improvement Rev. Bonds:
 Series 1998, 5.40% 2003                                                                                640                 638
 Series 1999, 6.25% 2004                                                                              2,935               2,953
Heritage Pines Community Dev. Dist. (Pasco County), Capital Improvement Rev.
Bonds, Series 1998B, 5.50% 2005                                                                       2,100               2,080
Heritage Springs Community Dev. Dist. (Pasco County), Capital Improvement Rev.
Bonds, Series 1999B, 6.25% 2005                                                                         770                 775
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital
Improvement Rev. Bonds:
 Series 2001A, 7.40% 2032                                                                             1,000               1,027
 Series 2001B, 6.40% 2011                                                                             2,750               2,780
Lake Powell Residential Golf Community Dev. Dist. (Bay County), Special
Assessment Rev. Bonds, Series 2000B, 7.00% 2010                                                       3,205               3,241
Lakewood Ranch Community Dev. Dist. 5 (Manatee County), Special Assessment
Rev. Bonds, Series 2001B, 6.00% 2011                                                                  1,100               1,100
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds:
 Cypress Cove at Healthpark Florida, Inc. Project, Series 1997A:
  5.80% 2006                                                                                          1,005               1,030
  6.25% 2017                                                                                          5,550               5,185
 Shell Point/Alliance Obligated Group, Shell Point Village Project,
Series 1999A:
  5.25% 2006                                                                                          1,150               1,203
  5.50% 2010                                                                                          1,500               1,559
  5.75% 2012                                                                                          1,360               1,420
  5.75% 2013                                                                                          1,840               1,903
  5.75% 2014                                                                                            500                 513
  5.75% 2015                                                                                          1,900               1,930
  5.50% 2021                                                                                          1,550               1,457
  5.50% 2029                                                                                          7,750               7,073
Marshall Creek Community Dev. Dist. (St. Johns County) Special Assessment Bonds:
 Series 2000A, 7.65% 2032                                                                             4,000               4,245
 Series 2000B, 6.75% 2007                                                                             1,965               2,010
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement
Rev. Bonds, Series 2001-1, 5.90% 2006                                                                 1,480               1,481
Miami-Dade County Health Facs. Auth., Hospital Rev. Ref. Bonds (Miami Children's
 Hospital Project), Series 2001A, AMBAC insured, 5.625% 2016                                          5,495               6,154
Mid-Bay Bridge Auth., Rev. Ref. Bonds, Series 1993D, 6.10% 2022                                         500                 514
Northern Palm Beach County Improvement Dist., Water Control and Improvement Bonds:
 Unit of Dev. No. 9A, Series 1996A:
  6.80% 2006                                                                                            750                 810
  7.30% 2027                                                                                          1,500               1,601
 Unit of Dev. No. 9B, Series 1999:
  5.85% 2013                                                                                            890                 924
  5.90% 2019                                                                                          1,085               1,101
  6.00% 2029                                                                                          1,100               1,110
City of Orlando:
 Special Assessment Rev. Bonds (Conroy Road Interchange Project), Series 1998A:
  5.50% 2010                                                                                          1,000               1,008
  5.80% 2026                                                                                          1,000                 987
 Utilities Commission, Water and Electric Rev. Ref. Bonds, Series 2001,
5.25% 2014                                                                                            4,135               4,658
Palm Beach County, Health Facs. Auth. Retirement Community Rev. Bonds (Adult
Communities Total Services, Inc. Obligated Group), Series 1996, 5.625% 2020                           2,750               2,782
Pine Air Lakes Community Dev. Dist., Collier County, Special Assessment Rev.
Bonds, Series 2002, 7.25% 2033                                                                        1,500               1,521
River Ridge Community Dev. Dist. (Lee County), Capital Improvement Rev. Bonds,
Series 1998, 5.75% 2008                                                                                 230                 228
Sampson Creek Community Dev. Dist. (St. Johns County), Capital Improvement Rev.
Bonds, Series 2000A, 6.95% 2031                                                                       2,725               2,788
South-Dade Ventura Community Dev. Dist. (Homestead), Special Assessment Rev.
Bonds, Series 2002, 6.90% 2033                                                                        2,000               2,017
St. Johns River Power Park System, Ref. Rev. Bonds, Issue Two, Series
Seventeen, 5.00% 2015                                                                                 4,000               4,254
Stoneybrook West Community Dev. Dist. (City of Winter Garden, Orange County),
Special Assessment Rev. Bonds:
 Series 2000A, 7.00% 2032                                                                             1,775               1,823
 Series 2000B, 6.45% 2010                                                                             1,710               1,737
University Place Community Dev. Dist. (Manatee County):
 Series 2001A, 7.00% 2032                                                                             1,000               1,018
 Series 2001B, 6.10% 2007                                                                             2,000               2,012
Urban Orlando Community Dev. Dist. (City of Orlando), Capital Improvement Rev.
Bonds, Series 2001A:
 6.40% 2010                                                                                           6,000               6,023
 6.95% 2033                                                                                           4,000               4,046
Vista Lakes Community Dev. Dist. (City of Orlando), Capital Improvement
Rev. Bonds:
 Series 2000B, 6.35% 2005                                                                             1,050               1,057
 Series 2002B, 5.80% 2008                                                                             1,000                 999
Waterlefe Community Dev. Dist. (Manatee County), Capital Improvement Rev. Bonds:
 Series 2001A, 6.95% 2031                                                                               495                 505
 Series 2001B, 6.25% 2010                                                                             1,705               1,720


Georgia  -  1.78%
G.O. Bonds, Series 2001B, 5.25% 2016                                                                  8,000               8,697
Municipal Electric Auth.:
 General Power Rev. Bonds, Series X, 6.50% 2012                                                       1,215               1,417
 Project One Senior Bond, Fourth Crossover Series, MBIA insured, 6.50% 2012                           5,700               6,793
City of Atlanta:
 Airport Facs. Rev. Ref. Bonds, Series 1994A, AMBAC insured, 6.50% 2009                               1,000               1,177
 Fulco Hospital Auth., Rev. Anticipation Certificates, Georgia Baptist Health
Care System Project:
  Series 1992A (preref. 2002):
   6.40% 2007                                                                                         1,000               1,020
   6.25% 2013                                                                                         2,100               2,142
   6.375% 2022                                                                                        1,595               1,627
  Series 1992B, 6.375% 2022 (preref. 2002)                                                              610                 622
 Tax Allocation Bonds (Atlantic Station Project), Series 2001:
  7.75% 2014                                                                                          3,000               3,039
  7.90% 2024                                                                                         10,000              10,128
 Water and Wastewater Rev. Bonds, Series 1999, FGIC insured, 5.50% 2022                               8,500               9,397
Housing Auth. of the County of DeKalb, Multi-family Housing Rev. Ref. Bonds
(The Park at Briarcliff Apartments Project), Series 1998A, 4.55% 2028 (put 2008)                      5,985               6,244


Hawaii  -  0.37%
G.O. Bonds of 1997, Series CN, FGIC insured, 5.25% 2013                                               3,000               3,221
City and County of Honolulu:
 G.O. Bonds:
  Ref. and Improvement Series, 1993B:
   5.00% 2013                                                                                         1,370               1,505
   5.00% 2013 (escrowed to maturity)                                                                    630                 699
  Series 2001A, FSA insured, 5.375% 2012                                                              2,000               2,237
 Wastewater System Rev. Bonds (First Bond Resolution), Senior Series 2001,
AMBAC insured:
  5.50% 2015                                                                                          1,875               2,074
  5.50% 2016                                                                                          1,000               1,101


Illinois  -  10.13%
G.O. Bonds, Illinois FIRST, Series of May 2001, FSA insured, 5.50% 2016                               2,000               2,272
Build Illinois Bonds (Sales Tax Rev. Bonds), Illinois FIRST:
 Series of March 2001, 5.50% 2016                                                                     3,000               3,297
 Series of June 2001:
  5.50% 2016                                                                                          7,470               8,209
  5.50% 2017                                                                                          8,000               8,736
 Series of September 2001:
  5.375% 2015                                                                                         2,500               2,736
  5.375% 2016                                                                                         1,500               1,629
Civic Center Bonds (Special State Obligation Bonds), Series 1991, AMBAC
insured, 6.25% 2020                                                                                   6,500               7,805
Dev. Fin. Auth.:
 Rev. Bonds (Provena Health), Series 1998A, MBIA insured, 5.50% 2010                                  5,120               5,695
 Revolving Fund Rev. Bonds, Series 2002 (Master Trust):
  5.50% 2016                                                                                          7,165               7,910
  5.50% 2017                                                                                          2,885               3,163
Educational Facs. Auth.:
 Rev. Bonds:
  MJH Education Assistance Illinois III LLC, Series 1999D, AMBAC
insured, 5.45% 2014                                                                                    1,500               1,625
  Wesleyan University, Series 1993, 5.625% 2018                                                       1,490               1,533
 Student Housing Rev. Bonds, Educational Advancement Fund, Inc.
(University Center Project), Series 2002:
  6.625% 2017                                                                                         2,360               2,575
  6.00% 2022                                                                                          1,250               1,271
  6.25% 2030                                                                                          7,000               7,205
  6.25% 2034                                                                                          4,000               4,126
Health Facs. Auth.:
 Rev. Bonds:
  Advocate Health Care Network:
   Series 1998A:
    5.00% 2007                                                                                          700                 753
    5.00% 2007 (escrowed to maturity)                                                                   920               1,018
    5.00% 2008                                                                                          810                 871
    5.00% 2008 (escrowed to maturity)                                                                 1,060               1,175
    4.50% 2009                                                                                          840                 874
    4.50% 2009 (preref. 2008)                                                                         1,090               1,187
    4.625% 2010                                                                                       1,310               1,357
    4.625% 2010 (preref. 2008)                                                                        1,690               1,853
   Series 1998B:
    4.875% 2013                                                                                       2,130               2,192
    4.875% 2013 (preref. 2008)                                                                          330                 366
    MBIA insured, 5.25% 2018                                                                          2,115               2,189
    MBIA insured, 5.25% 2018 (preref. 2008)                                                             385                 434
   Series 2000:
    6.125% 2011                                                                                       2,835               3,214
    6.25% 2012                                                                                        4,425               5,015
  Alexian Brothers Health System, Series 1999, FSA insured:
   5.00% 2008                                                                                         1,230               1,333
   5.25% 2012                                                                                         6,960               7,490
   5.125% 2028                                                                                        2,000               2,007
  Centegra Health System, Series 1998:
   5.50% 2008                                                                                         1,640               1,769
   5.50% 2009                                                                                         2,290               2,457
   5.50% 2010                                                                                         2,440               2,599
   5.20% 2012                                                                                         2,200               2,274
   5.25% 2013                                                                                         2,430               2,495
   5.25% 2018                                                                                         5,050               4,987
  The Children's Memorial Hospital, Series 1999A, AMBAC insured:
   5.75% 2010                                                                                         1,835               2,069
   5.75% 2011                                                                                         1,690               1,892
  Covenant Retirement Communities, Inc., Series 2001, 5.875% 2031                                     4,500               4,520
  Edward Hospital Obligated Group, Series 2001A, FSA insured:
   5.50% 2012                                                                                         2,545               2,832
   5.50% 2017                                                                                         1,500               1,613
  Evangelical  Hospitals Corp., Series 1992C, 6.25% 2022 (escrowed to maturity)                       4,000               4,695
  Friendship Village of Schaumburg, Series 1997A, 5.25% 2018                                          4,675               4,112
  Hospital Sisters Services, Inc. - Obligated Group, Series 1998A, MBIA insured:
   5.25% 2008                                                                                         4,000               4,404
   5.375% 2013                                                                                        1,785               1,909
  Lutheran Senior Ministries Obligated Group - Lutheran Hillside Village
Project, Series 2001A, 7.375% 2031                                                                    2,000               2,038
  Northwestern Memorial Hospital, Series 1994A, 6.00% 2024                                            2,000               2,073
  OSF Healthcare System:
   Series 1993, 5.75% 2007                                                                            5,760               6,022
   Series 1999, 6.25% 2019                                                                            4,500               4,797
  Riverside Health System, Series 2000, 6.85% 2029                                                    2,500               2,712
  Sherman Health Systems, Series 1997, AMBAC insured, 5.50% 2010                                      2,595               2,812
  University of Chicago Hospitals and Health System, Series 2001,
MBIA insured, 5.375% 2017                                                                             2,070               2,200
 Rev. Ref. Bonds:
  Advocate Health Care Network, Series 1997A:
   5.50% 2008                                                                                         1,000               1,099
   5.80% 2016                                                                                         8,000               8,503
  Edward Hospital Project, Series 1993A:
   5.75%  2009                                                                                        1,550               1,615
   6.00% 2019                                                                                         1,435               1,472
  Fairview Obligated Group Project, Series 1995A:
   6.50% 2006                                                                                           770                 801
   7.40% 2023                                                                                         3,000               3,030
  Lutheran General Health, Series 1993C, 6.00% 2018                                                   2,705               2,969
Housing Dev. Auth., Multi-family Housing Bonds, Series 1992A, 7.00% 2010                              1,490               1,522
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Bonds:
 Series 1992A, 6.50% 2027 (preref. 2003)                                                              3,910               4,147
 Capital Appreciation Ref. Rev. Bonds, Series 1996A, MBIA insured, 0% 2024                            5,000               1,489
City of Chicago:
 G.O. Bonds, Series 1999, FGIC insured:
  City Colleges of Chicago Capital Improvement Project 0% 2016                                        7,700               4,112
  Emergency Telephone System, Ref. Bonds, 5.25% 2020                                                  2,000               2,160
 Chicago O'Hare International Airport:
  General Airport Rev. Ref. Bonds, Series 1993A, MBIA insured, 5.00% 2012                             5,815               6,304
  Special Fac. Rev. Ref. Bonds (American Airlines, Inc. Project),
Series 1994, 8.20% 2024                                                                               2,750               2,119
  Special Facs. Rev. Ref. Bonds (United Air Lines, Inc. Project),
Series 1999A, 5.35% 2016                                                                             13,355               2,672
 Metropolitan Water Reclamation Dist. of Greater Chicago, Cook County:
  Capital Improvement Bonds, Series of March 1993, 5.25% 2004                                         5,000               5,391
  Ref. Bonds, Series of March 1993:
   5.30% 2005                                                                                         5,325               5,861
   5.50% 2010                                                                                         2,275               2,607
 School Reform Board of Trustees of the Board of Education of the City of Chicago,
Unlimited Tax G.O. Bonds (Dedicated Tax Rev.):
  Series 1997A, AMBAC insured:
   0% 2011                                                                                            2,745               1,870
   6.75% 2012                                                                                         1,000               1,251
   0% 2014                                                                                            7,085               4,088
   0% 2015                                                                                            3,245               1,760
  Series 1998B, FGIC insured, 0% 2014                                                                 2,000               1,154
 Skyway Toll Bridge Ref. Rev. Bonds, Series 1994 (preref. 2004):
  6.50% 2010  (2)                                                                                     9,750              10,581
  6.75% 2014                                                                                          4,500               4,899
 Tax Increment Allocation Bonds (Central Loop Redev. Project), Capital
Appreciation Bonds, Series 2000A, AMBAC insured:
  0% 2007                                                                                             7,000               5,926
  0% 2008                                                                                             7,000               5,618
 Water Rev. Bonds, Series 1997, FGIC insured, 0% 2014                                                 3,500               2,034
County of Cook, G.O. Capital Improvement Bonds:
 Series 1996, FGIC insured, 6.50% 2011                                                                4,000               4,879
 Series 2002C, AMBAC insured, 5.00% 2025                                                              3,000               2,998
Regional Transportation Auth., Cook, DuPage, Kane, Lake, McHenry and Will
Counties, G.O. Bonds, FGIC insured:
 Series 1994D, 7.75% 2019                                                                             4,500               6,193
 Series 2002B, 5.375% 2014                                                                            4,000               4,456
Township High School Dist. Number 205, Cook County (Thornton), G.O. Limited
Capital Appreciation Bonds, Series 1998D, FSA insured, 0% 2008                                        4,730               3,803
University of Illinois, Cert. of Part. (Utility Infrastructure Projects),
Series 2001A, AMBAC insured, 5.375% 2015                                                              3,530               3,852
Community Unit School Dist. Number 365-U, Will County (Valley View), G.O.
Capital Appreciation School Bonds, Series 2002, FSA insured, 0% 2017                                  7,000               3,364


Indiana  -  3.61%
Dev. Fin. Auth.:
 Exempt Facs. Ref. Rev. Bonds (Inland Steel Co. Project No. 15),
Series 1997A, 5.75% 2011                                                                              4,000               1,402
 Pollution Control Ref. Rev. Bonds (Inland Steel Co. Project No. 12),
Series 1995, 6.85% 2012                                                                               2,500               1,505
Educational Facs. Auth., Educational Facs. Rev. Bonds (University of
Evansville Project), Series 1996, 5.25% 2005                                                          1,000               1,041
Health Fac. Fncg. Auth.:
 Rev. Bonds (Ascension Health Credit Group), Series 2002F:
  5.50% 2015                                                                                          1,275               1,369
  5.50% 2016                                                                                          1,605               1,717
  5.00% 2018                                                                                          1,735               1,740
 Hospital Rev. Bonds:
  Charity Obligated Group:
   Series 1997D, 5.00% 2026 (preref. 2007)                                                           14,685              15,855
   Series 1999D, 5.25% 2016                                                                           3,000               3,130
  Clarian Health Partners, Inc., Series 1996A:
   MBIA insured, 5.25% 2008                                                                           1,700               1,865
   5.50% 2016                                                                                        10,250              10,751
   MBIA insured, 5.50% 2016                                                                           4,000               4,238
  Holy Cross Health System Corp., Series 1998, MBIA insured, 5.375% 2010                              7,095               7,765
  The Methodist Hospitals, Inc., Series 2001, 5.50% 2031                                              2,000               2,015
  Sisters of St. Francis Health Services, Inc. Project, Series 1997A,
MBIA insured, 5.00% 2008                                                                              1,000               1,094
Housing Fin. Auth., Single-family Mortgage Ref. Rev. Bonds, Series 1992A, 6.75% 2010                  1,275               1,303
State Office Building Commission:
 Correctional Facs. Program Rev. Bonds, Series 1995B, AMBAC insured, 6.25% 2012                       8,490              10,203
 Facs. Rev. Bonds (New Castle Correctional Fac.), Series 2002A, FGIC
insured, 5.50% 2016                                                                                   5,650               6,225
State Revolving Fund Program Bonds, Series 2001A:
 5.375% 2013                                                                                          2,000               2,250
 5.375% 2014                                                                                          2,000               2,247
 5.375% 2015                                                                                          2,250               2,505
 5.375% 2015                                                                                          4,000               4,453
Transportation Fin. Auth., Airport Facs. Lease Rev. Bonds, Series A:
 6.50% 2007                                                                                           1,000               1,027
 6.50% 2007 (preref. 2002)                                                                            3,755               3,863
 6.75% 2011 (preref. 2002)                                                                            2,400               2,470
Boone County Hospital Association, Lease Rev. Bonds, Series 2001, FGIC
insured, 5.00% 2010                                                                                   1,255               1,371
City of East Chicago, Pollution Control Rev. Ref. Bonds, Inland Steel Co.
Project No. 11, Series 1994, 7.125% 2007                                                              3,000               1,051
Hospital Auth. of the City of Fort Wayne, Rev. Bonds (Parkview Memorial
Hospital Inc. Project), Series 1992:
 6.375% 2013 (preref. 2002)                                                                           4,000               4,122
 6.40% 2022 (preref. 2002)                                                                            2,000               2,061
Marion County, Convention and Recreational Facs. Auth., Excise Taxes Lease
Rental Rev. Ref. Senior Bonds, Series 2001A, MBIA insured, 5.50% 2015                                 3,370               3,702
The Trustees of Purdue University, Purdue University Student Fee Bonds,
Series R, 5.375% 2015                                                                                 1,250               1,371


Iowa  -  0.97%
Fin. Auth.:
 Econ. Dev. Rev. Bonds (Foundation for Affordable Housing Project), Series
2000A, FNMA insured, 5.65% 2033 (put 2013)                                                            1,500               1,605
 Hospital Rev. Bonds (Mercy Medical Center Project), Series 1999, FSA insured:
  5.50% 2011                                                                                          1,420               1,571
  5.60% 2012                                                                                          1,375               1,519
 Rev. and Ref. Bonds:
  Mercy Health Services Obligated Group, Series 1997V, 5.00% 2010 (escrowed
to maturity)                                                                                            590                 636
  Trinity Health Credit Group, Series 2000B, AMBAC insured, 6.00% 2027                                5,000               5,449
 Rev. Bonds (Catholic Health Initiatives), Series 2000A, 6.00% 2018                                   3,000               3,250
 Single-family Mortgage Bonds, Series 1997F, 5.55% 2016                                               1,715               1,807
Polk County, Rev. Bonds, Catholic Health Initiatives, Series 1997A:
 5.50% 2007                                                                                           1,520               1,686
 5.125% 2011                                                                                          1,500               1,586
 5.125% 2012                                                                                          3,170               3,333
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001B:
 5.50% 2012                                                                                           3,000               3,081
 5.50% 2014                                                                                           3,000               3,035


Kansas  -  0.03%
City of Lenexa, Health Care Fac. Rev. Bonds, Series 2002C, 6.875% 2032                                1,000               1,004


Kentucky  -  1.01%
Econ. Dev. Fin. Auth.:
 Health System Rev. Bonds (Norton Healthcare, Inc.), Series 2000A, MBIA insured:
  6.50% 2020                                                                                          8,500               8,788
  6.625% 2028                                                                                         5,500               5,686
 Hospital System Ref. and Improvement Rev. Bonds (Appalachian Regional
Healthcare, Inc. Project), Series 1997:
  5.20% 2004                                                                                          1,540               1,523
  5.60% 2008                                                                                            630                 603
  5.60% 2009                                                                                          3,305               3,127
  5.70% 2010                                                                                            490                 461
  5.75% 2011                                                                                          2,190               2,042
  5.85% 2017                                                                                          2,000               1,796
City of Ashland, Pollution Control Ref. Rev. Bonds (Ashland Inc. Project),
Series 1999, 5.70% 2009                                                                               5,250               5,504


Louisiana  -  4.38%
Health Education Auth. (Lambeth House Project):
 Rev. Bonds, Series 1996, 9.00%  2026 (preref. 2006)                                                  9,000              11,439
 Rev. Ref. Bonds, Series 1998A:
  5.50% 2010                                                                                          3,505               3,382
  6.15% 2018                                                                                          2,000               1,895
  6.20% 2028                                                                                          3,950               3,599
Local Government Environmental Facs. and Community Dev. Auth., Rev. Bonds
(Capital Project and Equipment Acquisition Program), Series 2000A, AMBAC insured, 6.30% 2030         11,500              13,641
Public Facs. Auth.:
 Hospital Rev. Ref. Bonds (Franciscan Missionaries of Our Lady Health System
Project), Series 1998A, FSA insured:
  5.75% 2014                                                                                          3,495               4,044
  5.75% 2015                                                                                          3,825               4,427
  5.75% 2018                                                                                          4,000               4,574
 Rev. Bonds (Ochsner Clinic Foundation Project), Series 2002A, MBIA
insured, 5.375% 2015                                                                                  3,000               3,297
Jefferson Parish Hospital Services:
 Dist. No. 1 (West Jefferson Medical Center), Hospital Rev. Bonds,
Series 1998A, FSA insured:
  5.25% 2011                                                                                          2,070               2,240
  5.25% 2012                                                                                          1,930               2,076
 Dist. No. 2 (West Jefferson Medical Center), Hospital Rev. Bonds,
Series 1998A, FSA insured, 5.25% 2011                                                                 2,000               2,185
Lake Charles Harbor and Terminal Dist., Port Facs. Rev. Ref. Bonds
(Trunkline LNG  Co. Project), Series 1992, 7.75% 2022                                                24,000              25,104
Parish of Morehouse, Pollution Control Rev. Ref. Bonds, Series 2001A, 5.25% 2013                      8,500               8,735
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001B, 5.50% 2030 (preref. 2013)                23,525              21,809
Parish of West Feliciana:
 Pollution Control Rev. Bonds (Gulf States Utilities Co. Project),
Series 1985B, 9.00% 2015                                                                              2,000               2,034
 Pollution Control Rev. Ref. Bonds (Entergy Gulf States, Inc. Project),
 Series 1999A, 5.65% 2028 (put 2004)                                                                 13,500              13,911


Maine  -  0.20%
Health and Higher Educational Facs. Auth., Rev. Bonds, Piper Shores Issue, Series 1999A:
 7.50% 2019                                                                                           3,000               3,114
 7.55% 2029                                                                                           2,575               2,653


Maryland  -  0.96%
Community Dev. Administration, Dept. of Housing and Community Dev.,
Single-family Program Bonds, 1997 First Series, 5.25% 2005                                            5,815               6,196
Health and Higher Educational Facs. Auth.:
 Howard County General Hospital Issue, Rev. Bonds, Series 1993
(escrowed to maturity):
  5.50% 2013                                                                                          2,000               2,100
  5.50% 2021                                                                                          1,225               1,286
 PUMH of Maryland, Inc. Issue, First Mortgage Rev. Bonds (Heron Point of
Chestertown), Series 1998A, 5.75% 2019                                                                2,400               2,407
Anne Arundel County:
 Econ. Dev. Corp., Rev. Bonds (Golf Course System), Series 2001, 8.25% 2028                           2,200               2,204
 Special Obligation Bonds:
  Arundel Mills Project, Series 1999, 7.10% 2029                                                      5,750               6,215
  National Business Park Project, Series 2000, 7.375% 2028                                            1,000               1,081
Calvert County, Econ. Dev. Rev. Bonds (Asbury-Solomons Island Fac.), Series
 1995, 8.625% 2024 (preref. 2005)                                                                     2,500               2,920
Frederick County, Special Obligation Bonds (Urbana Community Dev. Auth.),
Series 1998, 6.625% 2025                                                                              2,500               2,580
Montgomery County, Special Obligation Bonds (West Germantown Dev. Dist.),
 Senior Series 2002A, Radian insured, 5.375% 2020                                                     1,000               1,045


Massachusetts  -  0.84%
G.O. Bonds:
 Consolidated Loan of 2001, Series D, MBIA insured, 5.50% 2012                                        2,000               2,304
 Ref. Bonds, Series 1995A, 6.25% 2003                                                                 2,750               2,861
Massachusetts Bay Transportation Auth., General Transportation System Bonds,
Series 1994A Ref. Bonds, 7.00% 2007                                                                   5,000               5,892
Health and Educational Facs. Auth. Rev. Bonds:
 Massachusetts Institute of Technology Issue, Series K:
  5.375% 2017                                                                                         1,000               1,127
  5.50% 2022                                                                                          2,000               2,212
 Partners HealthCare System Issue, Series C, 6.00% 2015                                               1,335               1,494
Municipal Wholesale Electric Co., Power Supply Project Rev. Bonds, MBIA insured:
 Nuclear Project No. 4, 5.25% 2015                                                                    2,000               2,183
 Nuclear Project No. 6, Series A:
  5.00% 2010                                                                                          1,000               1,097
  5.25% 2015                                                                                          5,000               5,458


Michigan  -  3.96%
Hospital Fin. Auth.:
 Hospital Rev. Bonds:
  The Detroit Medical Center Obligated Group, Series 1998A:
   5.00% 2013                                                                                         1,000                 920
   5.00% 2014                                                                                         1,525               1,382
   5.25% 2028                                                                                         3,000               2,474
  Henry Ford Health System, Series 1999A:
   5.70% 2011                                                                                         2,985               3,253
   5.80% 2012                                                                                         1,075               1,170
 Hospital Rev. Ref. Bonds:
  Daughters of Charity, National Health System, 5.50% 2005 (escrowed to maturity)                       970               1,030
  The Detroit Medical Center Obligated Group:
   Series 1993A, 6.375% 2009                                                                          2,000               2,035
   Series 1993B, AMBAC insured, 5.00% 2006                                                            1,000               1,063
  Genesys Health System Obligated Group, Series 1995A:
   7.10% 2002 (escrowed to maturity)                                                                    285                 286
   7.20% 2003 (escrowed to maturity)                                                                  1,000               1,063
   8.00% 2005 (escrowed to maturity) (2)                                                              8,880              10,452
   8.10% 2013 (preref. 2005)                                                                          5,000               5,993
   8.125% 2021 (preref. 2005)                                                                         4,500               5,397
   7.50% 2027 (preref. 2005)                                                                          4,520               5,254
  Hackley Hospital Obligated Group, Series 1998A:
   5.00% 2008                                                                                         1,215               1,250
   5.30% 2013                                                                                         2,400               2,411
  McLaren Obligated Group, Series 1993A, 5.375% 2013                                                  2,985               3,043
  Pontiac Osteopathic, Series 1994A:
   5.375% 2006                                                                                          695                 688
   6.00% 2014                                                                                         1,000                 942
   6.00% 2024                                                                                         4,775               4,137
  Sinai Hospital of Greater Detroit, Series 1995:
   6.00% 2008                                                                                         2,000               2,042
   6.625% 2016                                                                                        2,010               2,031
  Sparrow Obligated Group, Series 2001:
   5.25% 2010                                                                                         1,000               1,075
   5.25% 2011                                                                                         1,285               1,380
 Variable Rate Rev. Bonds (Ascension Health Credit Group):
  Series 1999B-3, 5.30% 2033 (put 2006)                                                               5,625               6,170
  Series 1999B-4, 5.375% 2033 (put 2007)                                                              3,000               3,294
Housing Dev. Auth., Rental Housing Rev. Bonds, Series 1994A, 6.20%  2003                              1,600               1,639
Municipal Bond Auth.:
 Public School Academy Facs. Program Rev. Bonds:
  Detroit Academy of Arts and Sciences Project, Series 2001A:
   7.90% 2021                                                                                         1,000               1,038
   8.00% 2031                                                                                         1,000               1,041
  YMCA Service Learning Academy Project, Series 2001, 7.75% 2031                                      4,150               4,254
 State Revolving Fund Rev. Bonds, Clean Water Revolving Fund Rev. Bonds,
Series 2001, 5.25% 2016                                                                               3,000               3,242
State Building Auth., 2001 Rev. Ref. Bonds (Facs. Program), Series I, 5.50% 2016                      3,000               3,316
State Trunk Line Fund Bonds, Series 2001A, 5.50% 2015                                                 4,000               4,448
Strategic Fund, Limited Obligation Ref. Rev. Bonds (Detroit Edison Co.
Pollution Control Bonds Project), Series 1995CC, AMBAC insured, 4.85% 2030 (put 2011)                 2,500               2,659
The Econ. Dev. Corp. of the Township of Cornell, Environmental Improvement
Rev. Ref. Bonds (MeadWestvaco-Escanaba Paper Company Project), Series 2002, 5.875% 2018               4,500               4,376
City of Detroit:
 G.O. Rev. Bonds (Unlimited Tax), Series 1995B:
  7.00% 2004                                                                                          2,500               2,701
  6.25% 2008                                                                                          1,730               1,862
  6.25% 2009                                                                                          1,195               1,278
  6.25% 2010                                                                                          1,250               1,330
 Downtown Dev. Auth., Tax Increment Bonds (Dev. Area No. 1 Projects), Series
1996C, 6.20% 2017 (preref. 2006)                                                                      2,900               3,361
 School Dist. of the City of Detroit, Wayne County, School Building and Site
Improvement Ref. Bonds, Series 1998C, FGIC insured, 5.25% 2025                                        1,955               2,066
City of Flint, Hospital Building Auth.,  (Hurley Medical Center):
 Rev. Ref. Bonds, Series 1998A, 5.25% 2016                                                            1,250               1,149
 Rev. Rental Bonds, Series 1998B, 5.375% 2028                                                         1,000                 854
Kent Hospital Fin. Auth. Rev. Bonds (Spectrum Health):
 Series 2001A, 5.50% 2014                                                                             1,000               1,083
 Series 2001B, 5.50% 2017                                                                             1,100               1,167
City of Royal Oak, Hospital Fncg. Auth., Hospital Rev. Ref. Bonds (William
Beaumont Hospital), Series 1993G, 5.25% 2019                                                          3,000               3,027


Minnesota  -  0.04%
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1994E, 5.60% 2013                            1,195               1,246


Mississippi  -  0.30%
Dev. Bank, Special Obligation Bonds (Capital Projects and Equipment
Acquisition Program), Series 2001A, AMBAC insured, 5.00% 2031                                         7,500               7,537
Hospital Equipment and Facs. Auth., Rev. Bonds (Forrest County
General Hospital Project), Series 2000, FSA insured, 5.50% 2027                                       1,000               1,041


Nebraska  -  0.01%
City of Kearney, Industrial Dev. Rev. Bonds (The Great Platte River
Road Memorial Foundation Project), Series 1998, 6.75% 2028                                            2,750                 305


Nevada  -  1.95%
Housing Division, Single-family Mortgage Bonds, Series 1999A-1, 4.75% 2012                              680                 706
Clark County:
 G.O. (Limited Tax) Bond Banks Bonds, Series 2001, FGIC insured, 5.50% 2016                           3,000               3,293
 Special Improvement Dist. No. 121 (Southern Highlands Area), Local
Improvement Bonds, Series 1999:
  7.00% 2009                                                                                          2,500               2,711
  7.50% 2019                                                                                         14,000              14,935
 Special Improvement Dist. No. 132 (Summerlin South Area (Villages 15A and 18)),
Local Improvement Bonds, Series 2001, 6.75% 2021                                                      2,235               2,285
City of Henderson:
 Health Fac. Rev. Bonds (Catholic Healthcare West):
  Series 1998A, 5.375% 2026                                                                           7,000               6,285
  Series 1999A, 6.75% 2020                                                                            1,480               1,570
 Local Improvement Dist. No. T-4C (Green Valley Properties), Limited
Obligation Ref. Bonds, Series 1999A:
  5.65% 2009                                                                                          1,495               1,541
  5.75% 2013                                                                                          3,990               4,011
  5.90% 2018                                                                                          2,990               2,958
City of Las Vegas:
 G.O. (Limited Tax) Sewer and Flood Control Bonds, Series 2001,
FGIC insured, 5.375% 2015                                                                             2,855               3,119
 Special Improvement Dist. No. 808 (Summerlin Area), Local
Improvement Bonds, Series 2001:
  6.00% 2010                                                                                          1,000               1,031
  6.375% 2014                                                                                         2,080               2,144
  6.75% 2021                                                                                          4,500               4,603
Las Vegas Monorail Project Rev. Capital Appreciation Bonds,
1st Tier Series 2000, AMBAC insured, 0% 2010                                                          3,545               2,638
Truckee Meadows Water Auth., Water Rev. Bonds, Series 2001A,
FSA insured, 5.50% 2016                                                                               3,105               3,411


New Hampshire  -  0.04%
Health and Education Facs. Auth., Exeter Hospital Obligated Group Issue,
Series 2001A, 5.75% 2031                                                                              1,000               1,019


New Jersey  -  1.71%
Econ. Dev. Auth.:
 Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation Improvement Dist.
Project (City of Elizabeth), Series 1998A, (preref. 2014):
  6.375% 2018                                                                                         1,000               1,231
  6.375% 2031                                                                                         6,500               8,004
 First Mortgage Rev. Fixed Rate Bonds:
  Fellowship Village Project, Series 1995A, 9.25% 2025 (preref. 2005)                                 7,000               8,259
  Winchester Gardens at Ward Homestead Project, Series 1996A:
   8.50% 2016                                                                                         4,000               4,288
   8.625% 2025                                                                                        3,500               3,744
 First Mortgage Rev. Ref. Bonds (Fellowship Village Project), Series 1998A:
  4.95% 2005                                                                                          1,230               1,255
  5.50% 2018                                                                                          2,295               2,216
  5.50% 2025                                                                                          3,000               2,810
 Retirement Community Rev. Bonds:
  Cedar Crest Village, Inc. Fac.:
   Series 2001A, 7.25% 2031                                                                           9,000               9,033
   Series 2001B, 5.50% 2006                                                                           1,000                 980
  Seabrook Village, Inc. Fac., Series 2000A, 8.25% 2030                                               6,000               6,380
Gloucester County Improvement Auth., Solid Waste Resource Recovery Rev.
Ref. Bonds (Waste Management, Inc. Project), Series 1999A, 6.85% 2029 (put 2009)                      1,585               1,743


New Mexico  -  0.14%
Supplemental Severance Tax Bonds, Series 2002A, 5.00% 2010                                            3,945               4,200


New York  -  8.05%
Dormitory Auth.:
 Center for Nursing/Rehabilitation, Inc. Rev. Bonds, FHA insured,
5.45% 2017                                                                                            2,100               2,280
 City University System Consolidated Third General Resolution Rev.
Bonds, Series 1998-2, AMBAC insured5.50% 2008                                                         2,000               2,249
 Edgar Health Care Center (Nursing Home) Rev. Bonds, FHA insured, 4.90% 2013                          2,375               2,503
 Mental Health Services Facs. Improvement Rev. Bonds:
  Series 1997A, 6.00% 2007                                                                            1,750               1,990
  Series 1997B:
   6.00% 2007                                                                                         2,490               2,828
   6.00% 2007 (preref. 2007)                                                                             10                  12
   5.60% 2008                                                                                         1,300               1,447
  Series 1998B:
   5.375% 2009                                                                                        1,270               1,410
   5.00% 2010                                                                                         1,495               1,614
   5.00% 2010                                                                                         1,530               1,652
  Series 1998C, 5.00% 2010                                                                            1,760               1,900
 Secured Hospital:
  Rev. Bonds (Interfaith Medical Center), Series 1998D, 5.25% 2007                                    2,000               2,192
  Rev. Ref. Bonds:
   Bronx-Lebanon Hospital Center, Series 1998E, MBIA insured, 5.20% 2014                              8,520               9,045
   Brookdale Hospital, Series 1998J, 5.125% 2009                                                      2,500               2,731
 St. Luke's-Roosevelt Hospital Center, Mortgage Hospital Rev. Bonds,
Series 2000A, FSA insured, 5.75% 2021                                                                 5,000               5,428
 State University Educational Facs.:
  Rev. Bonds:
   Series 1990B:
    7.50% 2011                                                                                        1,160               1,424
    7.50% 2011 (preref. 2010)                                                                           560                 716
   Series 1997, 6.00% 2007                                                                            3,000               3,419
  Rev. Ref. Bonds, Series 1990A, 7.50% 2013                                                           3,500               4,582
Environmental Facs. Corp., State Clean Water and Drinking Water,
Revolving Funds Rev. Bonds, Series 2002I, 5.25% 2016                                                  2,295               2,511
Health and Hospitals Corp., Health System Bonds, Series 2002A, FHA insured:
 5.50% 2015                                                                                           2,000               2,225
 5.50% 2016                                                                                           2,605               2,877
Housing Fin. Agcy.:
 Health Facs. Rev. Bonds (New York City), Series 1996A Ref., 6.00% 2006                               3,000               3,351
 Service Contract Obligation Rev. Ref. Bonds, Series 1997C, 5.20% 2010                                1,750               1,890
Local Government Assistance Corp., Series 1991C, Capital Appreciation
Bonds, 0% 2005                                                                                        5,000               4,728
Metropolitan Transportation Auth., State Service Contract Ref. Bonds,
Series 2002A, 5.125% 2024                                                                             8,000               8,086
State Medical Care Facs. Fin. Agcy.:
 Hospital Insured Mortgage Rev. Ref. Bonds, Series 1994A, FHA insured:
  5.10% 2010                                                                                          1,580               1,675
  5.25% 2014                                                                                          5,000               5,320
 Mental Health Services Facs. Improvement Rev. Bonds, Series 1993D, 5.25% 2023                        1,000               1,006
 St. Luke's-Roosevelt Hospital Center, Mortgage Rev. Bonds, Series 1993A,
FHA insured 5.60% 2013                                                                               11,770              12,409
State Thruway Auth.:
 Local Highway and Bridge Service Contract Bonds:
  Series 2001, 5.25% 2015                                                                             2,500               2,707
  Series 2002, 5.50% 2015                                                                            13,250              14,735
 State Personal Income Tax Rev. Bonds (Transportation), Series 2002A:
  5.50% 2015                                                                                          5,000               5,579
  5.50% 2016                                                                                          7,000               7,753
Urban Dev. Corp., Correctional Capital Facs. Rev. Bonds:
 Ref. Series 1993A, 5.30% 2005                                                                        1,800               1,926
 Series 7, 5.25% 2009                                                                                 1,375               1,493
Castle Rest Residential Health Care Fac., Mortgage Rev. Bonds, Series
1997A, FHA insured, 5.60% 2017                                                                        1,700               1,782
City of New York:
 G.O. Bonds:
  Fiscal 1995 Series F (preref. 2005):
   6.60% 2010                                                                                         2,000               2,244
   6.625% 2025                                                                                        1,500               1,684
  Fiscal 1996 Series E, 6.50% 2006                                                                    3,000               3,353
  Fiscal 2001 Series F:
   5.00% 2010                                                                                         1,500               1,605
   5.25% 2011                                                                                         6,260               6,825
  Fiscal 2001 Series H, 5.25% 2016                                                                    3,510               3,689
  Fiscal 2002 Series B, 5.50% 2012                                                                    7,810               8,597
  Fiscal 2002 Series C, 5.25% 2021                                                                    6,720               6,833
  Fiscal 2002 Series E, 5.625% 2012                                                                   1,500               1,690
  Fiscal 2002 Series G, 5.625% 2013                                                                   5,000               5,549
  Fiscal 2003 Series A, 5.125% 2010                                                                   3,000               3,234
 Transitional Fin. Auth.:
  Future Tax Secured Bonds:
   Fiscal 1998 Series A:
    5.00% 2027                                                                                        1,495               1,499
    5.00% 2027 (preref. 2007)                                                                             5                   6
   Fiscal 1998 Series B, 4.50% 2027                                                                   5,000               4,695
   Fiscal 1998 Series C, 5.00% 2018                                                                   2,000               2,071
   Fiscal 2001 Series C, 5.375% 2015                                                                  2,000               2,195
   Fiscal 2003 Series A, 5.50% 2026                                                                  29,300              32,799
  Future Tax Secured Ref. Bonds, Fiscal 2003 Series B, 5.25% 2029                                    11,600              12,686
Suffolk County Industrial Dev. Agcy., Continuing Care Retirement Community
Rev. Bonds (Peconic Landing at Southhold, Inc. Project), Series 2000, 8.00% 2030                      2,000               2,035
Triborough Bridge and Tunnel Auth., General Purpose and Rev. Bonds, Series Y, 6.00% 2012              1,000               1,177


North Carolina  -  2.05%
Eastern Municipal Power Agcy., Power System Rev. Bonds:
 Ref. Series 1993B:
  6.00% 2006                                                                                          3,120               3,391
  7.25% 2007                                                                                          5,425               6,213
  7.00% 2008                                                                                         10,720              12,295
  6.125% 2009                                                                                         2,000               2,205
  6.00% 2022                                                                                          2,815               2,930
  6.00% 2026                                                                                          1,990               2,056
  MBIA insured, 6.00% 2026                                                                            2,500               2,889
 Ref. Series 1993C, 5.00% 2021                                                                        2,300               2,128
 Ref. Series 1993D, 5.60% 2016                                                                        1,000               1,017
 Ref. Series 1999B:
  5.55% 2014                                                                                          1,800               1,868
  5.60% 2015                                                                                          2,500               2,580
  5.65% 2016                                                                                          2,000               2,057
  5.70% 2017                                                                                          4,775               4,896
 Series 1999D, 6.75% 2026                                                                             3,500               3,797
Municipal Power Agcy. Number One (Catawba Electric Rev. Bonds):
 Series 1992, 6.25% 2017                                                                              2,000               2,062
 Series 1999A, MBIA insured, 6.00% 2008                                                               3,935               4,489
County of Catawba, Hospital Ref. Rev. Bonds (Catawba Memorial Hospital
Project), Series 1999, AMBAC insured, 4.60% 2010                                                      1,000               1,075
County of New Hanover, Hospital Rev. Bonds (New Hanover Regional Medical
Center Project), Series 1999, MBIA insured, 5.25% 2011                                                1,995               2,210


Ohio  -  0.37%
Water Dev. Auth., Water Pollution Control Loan Fund Rev. Bonds, Water
Quality, Series 2002, 5.25% 2015                                                                      2,000               2,198
County of Knox, Hospital Facs. Ref. Rev. Bonds (Knox Community Hospital),
Series 1998, Radian insured, 4.60% 2007                                                               2,175               2,320
County of Lorain, Health Care Facs. Rev. Ref. Bonds (Kendal at Oberlin),
Series 1998A, 5.25% 2021                                                                              2,000               1,800
County of Montgomery, Hospital Facs. Rev. Bonds (Kettering Medical Center
Network Obligated Group), Series 1999, 6.75% 2022                                                     1,000               1,065
County of Richland, Hospital Facs. Rev. Improvement Bonds (MedCentral Health
System Obligated Group), Series 2000B:
 6.375% 2022                                                                                          1,250               1,325
 6.375% 2030                                                                                          2,000               2,109


Oklahoma  -  0.39%
Health System Rev. Bonds, Baptist Medicine Center of Oklahoma, Series 1995C,
AMBAC insured, 6.375% 2009                                                                           2,500               2,756
Industries Auth.:

 Health Facs. Rev. Ref. Bonds (Sisters of Mercy Health System, St. Louis, Inc.),
Series 1993A, 5.00% 2013                                                                              2,505               2,554
 Health System Rev. Ref. Bonds (Obligated Group consisting of INTEGRIS Baptist
Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corp. and INTEGRIS
Rural Health, Inc.), Series 1995D              2,500               2,880
Tulsa Industrial Auth., Hospital Rev. and Ref. Bonds, St. John Medical Center
Project, Series 1996, 5.375% 2017                                                                     3,000               3,077


Oregon  -  0.60%
City of Klamath Falls, Electric Rev. Ref. Bonds (Klamath Cogeneration Project),
Series 1999:
 5.75% 2013                                                                                           3,000               3,031
 5.875% 2016                                                                                          3,500               3,495
 6.00% 2025                                                                                          11,290              11,004


Pennsylvania  -  3.95%
Convention Center Auth., Ref. Rev. Bonds, Series 1994A, 6.25% 2004                                    6,370               6,647
Higher Educational Facs. Auth.:
 Rev. Bonds (Thomas Jefferson University), Series 1992A, MBIA insured, 6.625% 2009                      375                 384
 UPMC Health System Rev. Bonds, Series 1999A, FSA insured, 5.00% 2009                                 2,000               2,193
Housing Fin. Agcy., Rental Housing Ref. Bonds, Issue 1993, FNMA insured, 5.80% 2018                   1,000               1,029
Allegheny County:
 Cert. of Part. (ACJCT Fac. Holdings L.P.), AMBAC insured, 5.00% 2019                                 2,150               2,224
 Hospital Dev. Auth.:
  Health System Rev. Bonds, Catholic Health East Issue, Series 1998A, AMBAC insured:
   5.50% 2008                                                                                         1,000               1,130
   5.00% 2010                                                                                         2,705               2,947
  UPMC Health System Rev. Ref. Bonds, Series 1999B, AMBAC insured, 5.25% 2008                         5,160               5,766
Port Auth. of Allegheny County, Special Rev. Transportation Bonds, Ref. Series 2001,
 FGIC insured, 5.50% 2015                                                                             1,000               1,113
Chester County Health and Education Facs. Auth., Health System Rev. Bonds (Jefferson
Health System), Series 1997B, 5.375% 2027                                                             4,150               4,163
Delaware County Auth., Rev. Bonds, Catholic Health Systems, Series A, AMBAC
insured, 5.00% 2010                                                                                   2,465               2,658
Lehigh County, General Purpose Auth. Rev. Bonds (KidsPeace Obligated Group),
Series 1998, ACA insured, 5.70% 2009                                                                  1,500               1,662
Montgomery County Industrial Dev. Auth. Retirement Community:
 Rev. Bonds (ACTS Retirement Life Communities, Inc. Obligated Group):
  Series 1996B, 5.75% 2017                                                                            2,000               2,072
  Series 1998, 5.25% 2028                                                                            17,500              16,676
 Rev. Ref. Bonds (ACTS Retirement Life Communities, Inc. Obligated Group),
Series 1996A, 5.875% 2022                                                                             2,890               2,945
Hospitals and Higher Education Facs. Auth. of Philadelphia:
 Frankford Hospital, Series A (escrowed to maturity):
  6.00% 2014                                                                                          3,705               3,893
  6.00% 2023                                                                                          4,000               4,114
 Health System Rev. Bonds (Jefferson Health System):
  Series 1997A:
   5.50% 2006                                                                                         2,285               2,492
   5.50% 2007                                                                                         1,995               2,188
   5.50% 2008                                                                                         2,000               2,200
   5.00% 2009                                                                                         1,000               1,069
   5.00% 2010                                                                                         1,000               1,056
  Series 1999A, 5.00% 2018                                                                            1,475               1,474
 Hospital Rev. Bonds (Temple University Hospital):
  Series 1993A, 6.50% 2008                                                                           13,960              14,886
  Series 1997, 5.70% 2009                                                                             1,000               1,017
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Cathedral Village Project),
 Series 1998, 5.50% 2010                                                                              2,815               2,825
City of Pottsville Hospital Auth., Hospital Rev. Bonds (The Pottsville Hospital
 and  Warne Clinic), Series 1994, 7.25% 2024 (preref. 2004)                                           8,500               9,467
Scranton-Lackawanna Health and Welfare Auth., City of Scranton, Lackawanna County,
Hospital Rev. Bonds (Moses Taylor Hospital Project), Series 1997:
 6.05% 2010                                                                                           1,000                 960
 6.15% 2012                                                                                           2,245               2,125
 6.15% 2014                                                                                           3,000               2,755
 6.20% 2017                                                                                           3,000               2,665
Westmoreland County, Health Care Fac. Rev. Bonds (Redstone Presbyterian SeniorCare
Obligated Group), Fixed Rate Rev. Bonds, Series 2000B, 8.125% 2030                                    6,500               6,878


Puerto Rico  -  0.05%
The Children's Trust Fund, Tobacco Settlement Asset-backed Bonds,
Series 2000, 5.75% 2020                                                                               1,500               1,577


Rhode Island  -  0.61%
Depositors Econ. Protection Corp., Special Obligation Bonds, Series 1993A:
 MBIA insured, 5.75% 2012                                                                             4,850               5,680
 5.75% 2021                                                                                           2,715               3,097
 5.75% 2021 (escrowed to maturity)                                                                    1,210               1,380
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds, Lifespan
Obligated Group Issue, Series 2002:
 6.375% 2021                                                                                          4,000               4,038
 6.50% 2032                                                                                           3,500               3,542


South Carolina  -  1.27%
Florence County, Hospital Rev. Bonds (McLeod Regional Medical Center Project),
Series 1998A, MBIA insured, 5.25% 2010                                                                2,785               3,063
Georgetown County, Pollution Control Rev. Ref. Bonds (International Paper Company
Projects), Series 1999A, 5.125% 2012                                                                  3,000               3,070
Lexington County Health Services Dist. Inc., Hospital Rev. Ref. and
Improvement Bonds, Series 1997, FSA insured:
 5.50% 2007                                                                                           2,000               2,241
 5.00% 2009                                                                                           1,000               1,096
Piedmont Municipal Power Agcy., Electric Rev. Bonds:
 Ref. Series 1991, FGIC insured, 6.25% 2021                                                           4,640               5,463
 Ref. Series 1999A, 5.25% 2015                                                                        8,420               8,251
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-
backed Bonds, Series 2001B, 6.00% 2022                                                               14,090              14,094


South Dakota  -  0.59%
Building Auth., Rev. Capital Appreciation Bonds, Series 1996A, AMBAC
insured, 0% 2014                                                                                      3,780               2,194
Health and Educational Facs. Auth., Rev. Ref. Bonds (Rapid City Regional
Hospital Issue), Series 1999, MBIA insured:
 5.00% 2007                                                                                           2,045               2,230
 5.00% 2009                                                                                           4,010               4,321
 5.00% 2010                                                                                           4,175               4,443
Housing Dev. Auth., Homeownership Mortgage Bonds:
 Series 1995A, 5.80% 2014                                                                             3,000               3,115
 Series 2002F, 4.30% 2014                                                                             1,030               1,034


Tennessee  -  2.02%
Fort Sanders Alliance Obligated Group, The Health, Educational and Housing
Facs. Board of the County of Knox, Hospital Rev. Bonds, Series 1990A, MBIA insured, 6.25% 2013        2,000               2,356
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
Express Corp.):
 Series 1992, 6.75% 2012 (preref. 2002)                                                              13,100              13,364
 Series 2002, 5.05% 2012                                                                              9,500               9,801
Health and Education Facs. Board of the Metropolitan Government of Nashville
and Davidson County, Rev. Bonds (Blakeford Project), Series 1994A, 9.25% 2024 (preref. 2004)          6,600               7,598
Shelby County, G.O. School Bonds, Series 1991A, 0% 2011                                               3,750               2,578
The Health, Educational and Housing Fac. Board of the County of Shelby, Hospital
Rev. Bonds (Methodist Healthcare), Series 2002, 6.00% 2020                                            9,500               9,731
The Health, Educational and Housing Facs. Board of the County of Sullivan,
Hospital Rev. Bonds (Wellmont Health System Project), Series 2002:
 6.75% 2014                                                                                           2,360               2,664
 6.75% 2016                                                                                           2,690               2,976
 6.25% 2022                                                                                           2,000               2,044
 6.25% 2032                                                                                           6,000               6,093


Texas  -  11.23%
Public Fin. Auth., G.O. Ref. Bonds:
 Series 2001A, 5.375% 2016                                                                            2,540               2,760
 Series 2002, 5.25% 2007                                                                              3,760               4,200
Turnpike Auth., Central Turnpike System, Second Tier Bond Anticipation
Notes, Series 2002, 5.00% 2008                                                                        5,000               5,481
City of Austin (Travis and Williamson Counties), Water and Wastewater
System Rev. Ref. Bonds, Series 2001B, FSA insured, 5.75% 2016                                         6,800               7,591
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds (Buckner
Retirement Services, Inc. Obligated Group Project), Series 1998:
 5.25% 2009                                                                                           1,620               1,716
 5.00% 2010                                                                                           1,705               1,771
 5.25% 2028                                                                                           9,400               8,859
Brazos River Auth., Rev. Ref. Bonds (Houston Industries Incorporated Project),
MBIA insured, 4.90% 2015                                                                              3,360               3,576
Brazos River Harbor Navigation, Dist. of Brazoria County, Environmental Facs.
Rev. Bonds (The Dow Chemical Company Project), Series 2002B, 5.15% 2033                               6,600               6,656
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero
Refining and Marketing Co. Project), Series 1997C, 5.40% 2018 (put 2009)                             12,800              12,667
Cypress-Fairbanks Independent School Dist. (Harris County):
 Unlimited Tax Ref. Bonds, Capital Appreciation Bonds, Series 1993A, 0% 2013                          6,675               4,230
 Unlimited Tax Ref. and Schoolhouse Bonds, Series 2001, 5.25% 2016                                    3,500               3,766
City of Dallas:
 G.O. Limited Tax:
  5.00% 2014                                                                                          3,400               3,641
  5.00% 2015                                                                                          2,000               2,122
 (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System
Rev. Ref. Bonds, Series 2002, 5.00% 2009                                                              1,285               1,421
Dallas County, Unlimited Tax Ref. and Improvement Bonds, G.O. Ref. Bonds, Series 2001A:
 5.375% 2013                                                                                          2,465               2,741
 5.375% 2015                                                                                          3,725               4,079
DeSoto Independent School Dist. (Dallas County), Unlimited Tax School Building
and Ref. Bonds, Series 2001 Capital Appreciation Bonds:
 0% 2018                                                                                              2,835               1,287
 0% 2019                                                                                              3,335               1,417
 0% 2020                                                                                              3,335               1,327
Eanes Independent School Dist. (Travis County), Unlimited Tax School Building
Bonds, Series 2001:
 5.50% 2014                                                                                           2,050               2,278
 5.50% 2015                                                                                           2,150               2,372
 5.50% 2016                                                                                           1,125               1,233
Garland Independent School Dist. (Dallas County), Unlimited Tax Ref. and School
Building Bonds, Series 2001:
 5.50% 2013                                                                                           2,170               2,394
 5.50% 2015                                                                                           2,420               2,635
Harris County:
 Unlimited Tax Road G.O. Ref. Bonds, Series 2001, 5.375% 2015                                         2,500               2,739
 G.O. and Rev. Ref. Bonds, Series 2002, MBIA insured:
  0% 2013                                                                                             5,000               3,100
  0% 2015                                                                                             6,000               3,295
 Health Facs. Dev. Corp.:
  Hospital Rev. Bonds (Memorial Hermann Healthcare System), Series 2001A,
6.375% 2029                                                                                          13,900              14,748
  Memorial Hermann Hospital System Project, Series 1998, FSA insured:
   5.25% 2008                                                                                         1,890               2,080
   5.50% 2011                                                                                         5,000               5,618
   5.50% 2014                                                                                         4,790               5,384
   5.50% 2015                                                                                        10,325              11,579
  Rev. Bonds:
   CHRISTUS Health, Series 1999A, MBIA insured, 5.50% 2010                                            3,380               3,726
   St. Luke's Episcopal Hospital, Series 2001A:
    5.625% 2014                                                                                       1,000               1,092
    5.625% 2015                                                                                       2,500               2,710
    5.625% 2016                                                                                       2,700               2,915
    5.625% 2018                                                                                       2,000               2,127
    5.50% 2020                                                                                        4,000               4,136
    5.50% 2021                                                                                        5,740               5,897
Hidalgo County Health Services Corp., Hospital Rev. Bonds (Mission Hospital,
Inc. Project), Series 1996:
 7.00% 2008                                                                                             885                 933
 6.75% 2016                                                                                           1,740               1,761
City of Houston:
 Airport System Subordinate Lien Rev. Bonds, Series 2002A, FSA insured:
  5.50% 2015                                                                                          3,000               3,313
  5.00% 2022                                                                                          3,000               3,017
 Water and Sewer System, Junior Lien Rev. Ref. Bonds, Series 1998A, FSA
insured, 0% 2019                                                                                      3,000               1,252
Jefferson County, Health Facs. Dev. Corp., Baptist Hospitals of Southeast
Texas, FHA insured Mortgage Rev. Bonds, Series 2001, AMBAC insured, 5.20% 2021                        4,000               4,073
Katy Independent School Dist. (Fort Ben, Harris and Waller Counties), Limited
 Tax Ref. Bonds, Series 2001:
 5.50% 2015                                                                                           1,290               1,417
 5.50% 2016                                                                                           1,805               1,971
Keller Independent School Dist. (Tarrant County), Unlimited Tax School Building
and Ref. Capital Appreciation Bonds, Series 2001, 0% 2012                                             6,040               3,958
Ladero Independent School Dist. (Webb County), Unlimited Tax School Building and
Ref. Bonds, Series 2001, 5.375% 2015                                                                  2,000               2,183
Lewisville Independent School Dist. (Denton County), Unlimited Tax School Building
 and Ref. Bonds, Series 2001, 5.50% 2015                                                              2,000               2,188
Mansfield Independent School Dist. (Tarrant and Johnson Counties), Unlimited Tax
 School Building and Ref. Bonds, Series 2001, 5.50% 2016                                              2,635               2,878
Midway Independent School Dist. (McLennan County), Unlimited Tax School Building
and Ref. Bonds, Capital Appreciation, Series 2000, 0% 2019                                            5,000               2,126
Northeast Medical Clinic, Hospital Auth., County of Humble, Rev. Bonds, FSA
insured, 6.25% 2012                                                                                   1,000               1,196
Northside Independent School Dist.:
 Unlimited Tax School Building and Ref. Bonds, Series 2001, 5.50% 2014                                4,000               4,425
 Variable Rate Unlimited Tax School Building Bonds, Series 2001A:
  5.375% 2016                                                                                         2,560               2,792
  5.375% 2017                                                                                         2,695               2,923
  5.375% 2018                                                                                         2,835               3,052
Plano Independent School Dist. (Collin County), Unlimited Tax School,
Building and Ref. Bonds, Series 2001, 5.25% 2015                                                      2,000               2,155
Round Rock Independent School Dist. (Williamson and Travis Counties),
Unlimited Tax School Building Bonds, Series 2001A:
 5.50% 2015                                                                                           2,000               2,207
 5.50% 2016                                                                                           2,500               2,741
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric
Company Project), Series 2001C, 5.50% 2022 (put 2011)                                                  2,000               2,048
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds,
 Series 2002:
 Radian insured, 5.125% 2017                                                                          8,000               8,202
 6.00% 2021                                                                                           1,000               1,010
City of San Antonio:
 General Improvement and Ref. Bonds, Series 2001:
 5.25% 2015                                                                                           8,425               9,087
 5.25% 2016                                                                                           8,385               8,976
 General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011                                      3,000               3,297
 Electric and Gas Systems Rev. Ref. Bonds:
  New Series 1998A:
   5.25% 2015                                                                                         5,075               5,424
   4.50% 2021                                                                                         4,000               3,838
  New Series 2002:
   5.375% 2015                                                                                        2,000               2,245
   5.375% 2016                                                                                        4,650               5,054
 Bexar County, Water System Rev. and Ref. Bonds, Series 2001, 5.00% 2016                              1,000               1,051
San Antonio Independent School Dist.:
 Unlimited Tax Ref. Bonds, Series 2001B:
  5.375% 2013                                                                                         4,260               4,733
  5.375% 2015                                                                                         4,390               4,794
 Unlimited Tax School Building Bonds, Series 2001A:
  5.375% 2015                                                                                         1,515               1,654
  5.375% 2016                                                                                         1,705               1,847
Spring Branch Independent School Dist. (Harris County), Limited Tax Schoolhouse
and Ref. Bonds, Series 2001:
 5.375% 2015                                                                                          3,875               4,214
 5.375% 2016                                                                                          3,070               3,313
Tarrant County, Health Facs. Dev. Corp.:
 Health Resources System Rev. Bonds, Series 1997A, MBIA insured:
  5.50% 2007                                                                                          4,000               4,373
  5.75% 2015                                                                                          3,000               3,353
 Hospital Rev. Bonds (Baylor Health Care System Project), Series 2002A:
  5.00% 2019                                                                                          5,500               5,546
  5.25% 2022                                                                                          3,000               3,025
Tomball Hospital Auth., Rev. Ref. Bonds, Series 1993, 6.125% 2023                                     2,000               2,015
Board of Regents of The University of Texas System:
 Permanent University Fund Bonds, Series 2002B:
  5.25% 2015                                                                                          7,435               8,083
  5.25% 2016                                                                                          2,315               2,498
 Rev. Fncg. System Bonds:
  Series 1996B, 5.00% 2011                                                                            3,750               4,103
  Series 2001B:
   5.375% 2013                                                                                        2,000               2,225
   5.375% 2016                                                                                        4,000               4,343
Weatherford Independent School Dist. (Parker County), Unlimited Tax School
Building and Ref. Bonds, Capital Appreciation, Series 2000, 0% 2018                                   2,625               1,222
City of Wichita Falls, Water and Sewer System Priority Lien Rev. Bonds, Series
 2001, AMBAC insured, 5.375% 2016                                                                     1,580               1,711


Utah  -  0.77%
Alpine School Dist., Utah County, G.O. School Building Bonds (Utah School Bond
Guaranty Program), Series 2001A:
 5.25% 2015                                                                                           3,000               3,276
 5.25% 2016                                                                                           4,225               4,581
Salt Lake County, G.O. Ref. Bonds, Series 2001:
 5.25% 2011                                                                                           5,000               5,648
 5.00% 2012                                                                                           8,130               8,944


Vermont  -  0.08%
Educational and Health Buildings Fncg. Agcy., Hospital Rev. Bonds (Medical
 Center Hospital of Vermont Project), Series 1993, FGIC insured, 5.75% 2007                           2,250               2,354


Virginia  -  1.32%
City of Chesapeake, G.O. Public Improvement and Ref. Bonds, Series 2001, 5.50% 2011                   3,500               4,024
Dulles Town Center, Community Dev. Auth. (Loudoun County), Special Assessment
Bonds (Dulles Town Center Project), Series 1998, 6.25% 2026                                           2,500               2,522
Fairfax County:
 Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring Village, Inc.
Fac.), Series 1999A, 7.50% 2029                                                                      15,500              16,364
 Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Inova Health System Hospitals
Project), Series 1993A:
  5.00% 2011                                                                                          1,300               1,408
  5.00% 2023                                                                                          1,200               1,218
Gateway Community Dev. Auth. (Prince William County), Special Assessment Bonds,
 Series 1999, 6.25% 2026                                                                              2,130               2,131
Industrial Dev. Auth., Hanover County, Hospital Rev. Bonds (Memorial Regional
Medical Center Project at Hanover Medical Park), Series 1995, MBIA insured, 6.50% 2009                1,000               1,190
Heritage Hunt Commercial Community Dev. Auth. (Prince William County), Special
 Assessment Bonds:
 Series 1999A, 6.85% 2019                                                                             3,000               3,149
 Series 1999B, 7.00% 2029                                                                               988               1,043
Peninsula Ports Auth. Health System Rev. Ref. Bonds (Riverside Health System
Project), Series 1998, MBIA insured, 5.00% 2010                                                       1,000               1,081
Pocahontas Parkway Association, Route 895 Connector Toll Road Rev. Bonds,
Series 1998A, 5.25% 2008                                                                              5,000               4,500


Washington  -  6.45%
G.O. Bonds:
 Motor Vehicle Fuel Tax, Series 2002C, FSA insured, 5.00% 2017                                        5,000               5,245
 Various Purpose, Series 2001C, 5.00% 2010                                                            7,310               7,977
Health Care Facs. Auth., Rev. Bonds:
 Providence Health System, Series 2001A, MBIA insured:
  5.50% 2011                                                                                          6,565               7,391
  5.625% 2014                                                                                         3,000               3,331
  5.625% 2015                                                                                         8,635               9,518
 Group Health Cooperative of Puget Sound, Series 2001, AMBAC insured, 5.375% 2012                     1,500               1,668
Public Power Supply System, Ref. Rev. Bonds:
 Nuclear Project No. 1, Series 1997B, 5.125% 2014                                                     5,000               5,246
 Nuclear Project No. 2:
  Series 1993B, FSA insured, 5.65% 2008                                                               3,030               3,427
  Series 1994A, 6.00% 2007                                                                           19,900              22,534
  Series 1998A, 5.00% 2012                                                                            3,200               3,406
 Nuclear Project No. 3:
  Series 1989A, MBIA insured, 0% 2013                                                                 4,000               2,496
  Series 1989B, 7.125% 2016                                                                           5,250               6,789
Central Puget Sound Regional Transit Auth., Sales Tax and Motor
Vehicle Excise Tax Bonds, Series 1999, FGIC insured:
 5.25% 2021                                                                                           5,500               5,909
 4.75% 2028                                                                                          21,940              20,864
Public Utility Dist. No. 1 of Chelan County, Columbia River-Rock
Island Hydro-Electric System Rev. Ref. Bonds, Series 1997A , MBIA insured, 0% 2019                   11,345               4,888
Clark County, Vancouver School Dist. No. 37, Unlimited Tax Deferred
Interest G.O. Bonds, Series 2001C, FGIC insured, 0% 2016                                              5,000               2,547
Energy Northwest:
 Columbia Generating Station Ref. Electric Rev. Bonds, Series 2001A,
FSA insured, 5.50% 2016                                                                              13,000              14,250
 Ref. Electric Rev. Bonds:
  Project No. 1, Series 2002A, MBIA insured:
   5.50% 2015                                                                                         5,000               5,521
   5.50% 2016                                                                                         5,000               5,487
  Project No. 3, Series 2001A, FSA insured, 5.50% 2017                                                5,000               5,446
King County:
 Limited Tax G.O. (Baseball Stadium), Ref. Bonds, Series 2002, 5.50% 2012                             3,000               3,412
 Sewer Rev. Bonds, Ref. Rev. Bonds:
  Series 2001, FGIC insured, 5.25% 2015                                                               2,000               2,162
  Series 2002B, FSA insured, 5.50% 2015                                                               4,500               4,968
City of Seattle:
 Limited Tax G.O. Bonds, 2001 (Various Purposes):
  5.00% 2013                                                                                          3,835               4,146
  5.00% 2014                                                                                          4,040               4,329
  5.25% 2015                                                                                          4,255               4,606
  5.375% 2016                                                                                         4,485               4,861
  5.375% 2017                                                                                         4,440               4,778
  5.375% 2018                                                                                         2,000               2,140
 Municipal Light and Power:
  Improvements and Ref. Rev. Bonds, Series 2001, FSA insured:
   5.50% 2012                                                                                         2,000               2,235
   5.50% 2016                                                                                         5,000               5,451
  Rev. Anticipation Notes, Series 2001, 4.50% 2003                                                    2,000               2,035


Wisconsin  -  1.34%
G.O. Bonds:
 Series 1999A, 5.00% 2012                                                                             3,390               3,629
 Ref. Bonds , Series 1998-1, 5.50% 2010                                                               3,225               3,666
Health and Educational Facs. Auth., Rev. Bonds:
 Children's Hospital Project, Series 1993, FGIC insured, 5.50% 2006                                   2,000               2,210
 Children's Hospital of Wisconsin, Inc., Series 1998, AMBAC insured, 5.625% 2015                      1,130               1,288
 Froedtert & Community Health Obligated Group, Series 2001:
  5.625% 2014                                                                                         1,000               1,072
  5.625% 2015                                                                                         1,100               1,171
 Medical College of Wisconsin, Series 1993, 5.95% 2015                                                3,000               3,076
 The Monroe Clinic, Inc.:
  Series 1998:
   4.80% 2010                                                                                         1,110               1,143
   4.90% 2011                                                                                         1,165               1,196
  Series 1999:
   5.125% 2016                                                                                        1,000               1,004
   5.375% 2022                                                                                        2,000               1,961
Housing and Econ. Dev. Auth.:
 Home Ownership Rev. Bonds, Series 1998A, 5.375% 2017                                                 1,510               1,578
 Housing Rev. Bonds, Series 1992A, 6.40% 2003                                                           770                 788
Pollution Control and Industrial Dev. Rev. Bonds (General Motors Corp. Projects),
City of Janesville, Series 1984, 5.55% 2009                                                           3,650               4,007
Milwaukee Metropolitan Sewerage Dist., Milwaukee, Ozaukee, Washington and Waukesha
Counties, G.O. Sewerage Systems Bonds, Series 2001A, 5.25% 2014                                       3,590               3,936
City of Superior, Limited Obligation Ref. Rev. Bonds (Midwest Energy Resources Co.
 Project), Series 1991E (collateralized), FGIC insured, 6.90% 2021                                    6,000               7,627



                                                                                                                      2,697,918



                                                                                                  Principal              Market
                                                                                                     amount               value
Short-term securities  -  7.82%                                                                       (000)               (000)


Alexandria, Virginia, Redev. and Housing Auth., Residential Care Fac. First
Mortgage Rev. Bonds (Goodwin House), Multi-Mode Series 1996B, 1.75% 2006 (3)                          3,400               3,400
Municipality of Anchorage, Alaska, G.O. and Ref. Bonds, Series A, MBIA
insured, 3.00% 6/1/2003                                                                               8,625               8,727
State of California, 2002 Rev. Anticipation Warrants, 2.50% 10/25/2002 (2)                           10,000              10,011
Clark County, Nevada, Highway Rev. Commercial Paper Notes (Motor Vehicle
Fuel Tax), Series A, 1.35% 10/4/2002                                                                  2,400               2,400
State of Tennessee, Public Building Auth. of The City of Clarksville,
Adjustable Rate Pooled Fncg. Rev. Bonds, Series 2001, 1.85% 2031 (3)                                  1,500               1,500
Delaware County, Pennsylvania, Industrial Dev. Auth, Pennsylvania, Variable
 Rate Demand, Solid Waste Rev. Bonds (Scott Paper Co. Project), Series B, 1.30% 2018 (3)              1,000               1,000
City of Farmington, New Mexico, Pollution Control Rev. Ref. Bonds (Arizona
Public Service Co. Four Corners Project), Series 1994A, 1.85% 2024 (3)                                2,400               2,400
Municipal Electric Auth. of Georgia, Variable Rate Subordinated Bonds, Series
 1985A, 1.40% 9/5/2002                                                                                2,000               2,000
Harris County, Texas, Industrial Dev. Corp., Pollution Control Rev. Bonds
(Exxon Project), Series 1984A, 1.75% 2024 (3)                                                         2,000               2,000
Harrison County, Mississippi, Pollution Control Rev. Ref. Bonds (E.I.
du Pont de Nemours and Company Project), Series 1990, 1.80% 2010 (3)                                  1,600               1,600
City and County of Honolulu, Hawaii, G.O. Commercial Paper Notes, 1.25% 10/7/2002                     2,500               2,500
City of Houston, Texas, Tax and Rev. Anticipation Notes, Series 2002,
3.00% 6/30/2003 (2)                                                                                    5,000               5,066
Howard County, Maryland, Consolidated Public Improvement, Commercial
Paper Bond Anticipation Notes, Series C, 1.30% 9/4/2002                                                2,300               2,300
State of Illinois:
 Dev. Fin. Auth., Revolving Fund Rev. Bonds, Series 2002 (Master Trust),
3.50% 3/1/2003                                                                                        3,085               3,117
 Rev. Anticipation Certificates of July 2002, 3.00% 6/15/2003                                         3,000               3,037
State of Indiana, Tax Anticipation Notes, Series 2002, 3.00% 6/30/2003                                8,000               8,106
State of Utah, Intermountain Power Agency, Variable Rate Power Supply
Rev. Bonds, Series 1985F, AMBAC insured, 1.25% 10/9/2002                                              5,200               5,200
Jacksonville, Florida, Health Facs. Auth., Health Care Facs. Ref. Rev.
 Bonds (St. Luke's Hospital Association):
 Series 2001A, 1.25% 10/8/2002                                                                        2,000               2,000
 Series 2001B, 1.30% 10/2/2002                                                                        5,800               5,800
State of Kentucky, Commonwealth State Property and Buildings Commission, Rev.
and Rev. Ref. Bonds, Projct No. 72, 4.00% 10/1/2002                                                   2,000               2,004
Las Vegas Valley Water Dist., Nevada, G.O. (Limited Tax), Water Commercial
Paper Notes, Series A, 1.30% 10/3/2002                                                                5,000               5,000
Lehigh County, Pennsylvania, General Purpose Auth. (Saint Luke's Hospital of
 Bethlehem, PA Project), Hospital Rev. Bonds, Series of 2001, 1.75% 2031 (3)                          3,300               3,300
County of Los Angeles, California, Tax and Rev. Anticipation Notes, Series A,
3.00% 6/30/2003                                                                                       8,100               8,209
Marshall Creek Community Dev. Dist. (St. Johns County), Florida, Special
Assessment Bond Anticipation Notes, Series 2002, 5.875% 6/1/2003                                      2,250               2,251
State of Maryland:
 Community Dev. Administration, Multi-family Dev. Rev. Ref. Bonds (Avalon
Ridge Apartments Projects), Series 1997, 1.30% 2026 (3)                                               2,020               2,020
 Health and Higher Educational Facs. Auth.:
  Tax-Exempt Commercial Paper Rev. Notes, The Johns Hopkins University Issue,
 Series A, 1.25% 10/2/2002                                                                            1,808               1,808
  Pooled Loan Program Rev. Bonds, Series 1994D, 1.35% 2029 (3)                                       25,200              25,200
The Curators of the University of Missouri, Capital Projects Notes, Series
 FY 2002-2003, 3.00% 6/30/2003 (2)                                                                   10,000              10,131
Montgomery County, Maryland, Consolidated Commercial Paper Bond Anticipation
 Notes, Series 1995, 1.25% 9/3/2002                                                                   4,300               4,300
The Public Building Auth. of The County of Montgomery, Tennessee (Tennessee
 County Loan Pool), Adjustable Rate Pooled Fncg. Rev. Bonds, Series 2002, 1.85% 2032 (3)              2,400               2,400
State of New Jersey, Tax and Rev. Anticipation Notes, Fiscal 2003 Series A,
 3.00% 6/12/2003                                                                                      9,000               9,112
State of New York, Metropolitan Transportation Auth., Transportation Rev.
Bonds Anticipation Notes, Series CP-1 Credit Enhanced, Subseries B, 1.30% 11/19/2002                  6,100               6,100
City of New York, New York, Metropolitan Transportation Auth., Transportation
Rev. Bonds Anticipation Notes, Series CP-1 Credit Enhanced, Subseries A, 1.25% 10/11/2002             2,600               2,600
North Carolina Capital Facs. Fin. Agcy., Student Housing Facs. Rev. Bonds
(Winston-Salem State University Housing Foundation, LLC Project), Series 2001, 1.35% 2031 (3)         2,000               2,000
North Carolina Medical Care Commission:
 Variable Rate Demand Health Care Facs. Rev. Bonds:
  The Presbyterian Home at Charlotte, Inc. Project, Series 2001, 1.35% 2024 (3)                       3,410               3,410
  The Givens Estates, Inc. Project, Series 1997, 1.75% 2026 (3)                                       1,800               1,800
 Variable Rate Hospital Rev. Bonds (Pooled Fncg. Project), Series 1996A, 1.75% 2016 (3)               2,100               2,100
Ohio Air Quality Dev. Auth.:
 Pollution Control Rev. Ref. Bonds (Ohio Edison Co. Project), Series 2000C,
1.80% 2023 (3)                                                                                        3,000               3,000
 Air Quality Dev. Rev. Ref. Bonds (The Cincinnati Gas and Electric Company
Project), Series 1995A, 1.80% 2030 (3)                                                                2,500               2,500
Industrial Dev. Auth. of the City of Phoenix, Arizona, Multi-family Housing
 Rev. Ref. Bonds (Del Mar Terrace Apartments Project), Series 1999A, FHLMC insured, 1.35% 2029        3,000               3,000
City of Rochester, Minnesota, Health Care Facs. Rev. Bonds (Mayo
Foundation/Mayo Medical Center), Adjustable Tender Series 1988E, 1.35% 9/4/2002                       1,000               1,000
Salt River Project Agricultural Improvement and Power Dist., Arizona, Promissory Notes:
 Series A:
  1.30% 9/6/2002                                                                                      3,500               3,500
  1.25% 10/7/2002                                                                                     1,600               1,600
  1.25% 10/8/2002                                                                                     1,000               1,000
  1.25% 10/18/2002                                                                                    1,600               1,600
 Series B, 1.25% 10/3/2002                                                                            2,700               2,700
City of San Antonio, Texas:
 Electric and Gas Systems Commercial Paper Notes, Series A, 1.30% 10/16/2002                          1,900               1,900
 Water System Commercial Paper Notes, Series 2001A, 1.30% 9/11/2002                                   4,300               4,300
South Carolina Jobs - Econ. Dev. Auth., Tax-Exempt Adjustable Mode, Econ. Dev.
Rev. Bonds (Heathwood Hall Episcopal School Project), Series 2001, 1.35% 2029 (3)                     2,100               2,100
Sweetwater County, Wyoming, Customized Purchase Pollution Control Rev. Ref. Bonds
(PacifiCorp Project), Series 1988A, 1.25% 10/10/2002                                                  3,300               3,300
State of Texas, Tax and Rev. Anticipation Notes, Series 2002, 2.75% 8/29/2003                        13,500              13,673
Uinta County, Wyoming, Pollution Control Rev. Ref. Bond:
 Amoco Project, Series 1998, 1.80% 2026 (3)                                                           2,600               2,600
 Chevron U.S.A. Inc. Project, Series 1993, 1.85% 2020 (3)                                             1,900               1,900
City of Valdez, Alaska, Marine Terminal Rev. Ref. Bonds:
 BP Pipelines (Alaska) Inc. Project, Series 2001, 1.90% 2037 (3)                                      5,400               5,400
 Exxon Pipeline Company Project:
  Series 1993A, B and C, 1.80% 2033 (3)                                                               1,525               1,525
  Series 1993A, 1.80% 2033 (3)                                                                        3,600               3,600
Industrial Dev. Auth. of the City of Waynesboro, Virginia, Variable Rate
 Residential Care Facs. Rev. Bonds (Sunnyside Presbyterian Home), Series 1997, 1.75% 2028 (3)         3,100               3,100




                                                                                                                        229,207


Total investment securities (cost: $2,793,091,000)                                                                    2,927,125
Excess of cash and receivables over payables                                                                              3,792

Net assets                                                                                                            2,930,917

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(3) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

See notes to financial statements

Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue

The Tax-Exempt Bond Fund of America
Financial statements

Statement of assets and liabilities  (dollars and shares in thousands, except per-share amounts)
at August 31, 2002

Assets:
 Investment securities at market
  (cost: $2,793,091)                                                                                       $2,927,125
 Cash                                                                                                              16
 Receivables for:
  Sales fund's shares                                                              $15,091
  Interest                                                                          34,559                     49,650
 Other assets                                                                                                       5
                                                                                                            2,976,796
Liabilities:
 Payables for:
  Purchases of investments                                                          38,508
  Repurchases of fund's shares                                                       1,491
  Dividends on fund's shares                                                         3,689
  Investment advisory services                                                         786
  Services provided by affiliates                                                    1,306
  Deferred Directors' compensation                                                      61
  Other fees and expenses                                                               38                     45,879
Net assets at August 31, 2002                                                                              $2,930,917

Net assets consist of:
 Capital paid in on shares of capital stock                                                                $2,789,645
 Undistributed net investment income                                                                            2,400
 Undistributed net realized gain                                                                                4,838
 Net unrealized appreciation                                                                                  134,034
Net assets at August 31, 2002                                                                              $2,930,917

Total authorized capital stock - 500,000 shares, $.001 par value
                                                     Net assets          Shares outstanding  Net asset value per share
                                                                                                                   (1)
Class A                                              $2,689,092                     216,747                     $12.41
Class B                                                  81,084                       6,536                      12.41
Class C                                                  82,309                       6,634                      12.41
Class F                                                  41,859                       3,374                      12.41
Class R-5                                                36,573                       2,948                      12.41
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.89.


See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2002
Investment income:
 Income:                                                          (dollars in thousands)
  Interest                                                                                                 $133,498

 Fees and expenses:
  Investment advisory services                                                    $8,315
  Distribution services                                                            6,915
  Transfer agent services                                                            556
  Administrative services                                                            110
  Reports to shareholders                                                            112
  Registration statement and prospectus                                              254
  Postage, stationery and supplies                                                    67
  Directors' compensation                                                             23
  Auditing and legal                                                                  45
  Custodian                                                                           46
  State and local taxes                                                               32                     16,475
 Net investment income                                                                                      117,023

Net realized gain and unrealized
 appreciation on investments:
 Net realized gain on
  investments                                                                                                 5,452
 Net unrealized appreciation on
  investments                                                                                                14,459
   Net realized gain and
    unrealized appreciation on investments                                                                   19,911
Net increase in net assets resulting
 from operations                                                                                            136,934



See Notes to Financial Statements





Statement of changes in net assets                                           (dollars in                 thousands)


                                                                    Year ended August 31
                                                                                   2,002                      2,001
Operations:
 Net investment income                                                           117,023                     98,917
 Net realized gain on investments                                                  5,452                      9,185
 Net unrealized appreciation on investments                                       14,459                     88,080
  Net increase in net assets
   resulting from operations                                                     136,934                    196,182

Dividends and distributions paid to
 shareholders:
  Dividends from net investment income                                          (115,494)                   (99,323)
  Distributions from net realized gain
   on investments                                                                 (6,122)                         -
    Total dividends and distributions paid
     to shareholders                                                            (121,616)                  ($99,323)

Capital share transactions                                                       665,106                   $319,616

Total increase in net assets                                                     680,424                   $416,475

Net assets:
 Beginning of year                                                             2,250,493                 $1,834,018
 End of year (including undistributed
  net investment income: $2,400 and $1,004,
  respectively)                                                                2,930,917                 $2,250,493



See Notes to Financial Statements

Notes to financial statements


1.       Organization and significant accounting policies

Organization - The Tax-Exempt Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of federally tax-free current income, consistent with the preservation of capital, through a diversified portfolio of municipal bonds.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
       Class A              Up to 3.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class B                 None           Declines from 5% to zero    Class B converts to Class A
                                               for redemptions within          after eight years
                                               six years of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class F                 None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class R-5                None                     None                          None

---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         On September 1, 2001, the fund began amortizing market discount daily over the expected life of fixed-income securities to comply with a recent change in accounting principles generally accepted in the United States of America. Adopting this change did not impact the fund's net asset value. However, it did result in changes to the classification of certain amounts between interest income and realized and unrealized gain or loss in the accompanying financial statements. Therefore, the undistributed net investment income amounts are primarily composed of these adjustments which were based on the fixed-income securities held by the fund on September 1, 2001. Because the fund determines its required distributions under federal income tax laws, adoption of this principle for financial accounting purposes will not affect the amount of distributions paid to shareholders.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of August 31, 2002, the cost of investment securities for federal income tax purposes was $2,790,694,000.

During the year ended August 31, 2002, the fund reclassified $359,000 from undistributed net investment income and $742,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting. tailor depending on circumstances of the fund. Only use when reclassification relates to Paid-in-capital.

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                  (dollars in
                                                  thousands)
Undistributed net investment income                         $3,754
Undistributed long-term capital gains                        4,838
Gross unrealized appreciation                              161,163
Gross unrealized depreciation                             (24,732)


The tax character of distributions paid was as follows (dollars in thousands):

Year ended August 31, 2002

                             Distributions from ordinary income
Share class                               Net investment income           Short-term capital gains
Class A                                                $110,878                      $1,666
Class B                                                   1,923                          27
Class C                                                   1,628                          21
Class F                                                     852                           9
Class R-5(1)                                                213                           0
Total                                                  $115,494                      $1,723

Year ended August 31, 2001
                             Distributions from ordinary income
Share class                               Net investment income           Short-term capital gains
Class A                                                 $98,662                           -
Class B                                                     489                           -
Class C(2)                                                  104                           -
Class F(2)                                                   68                           -
Total                                                   $99,323                           -






                             Distributions from long-term capital gains   Total distributions paid
Share class
Class A                                                     $4,256                    $116,800
Class B                                                         68                       2,018
Class C                                                         53                       1,702
Class F                                                         22                         883
Class R-5(1)                                                     -                         213
Total                                                       $4,399                    $121,616

Year ended August 31, 2001
                             Distributions from long-term capital gains   Total distributions paid
Share class
Class A                                                          -                     $98,662
Class B                                                          -                         489
Class C(2)                                                       -                         104
Class F(2)                                                       -                          68
Total                                                            -                     $99,323






(1) Class R-5 shares were offered beginning July 15, 2002. (2) Class C and Class
F shares were offered beginning March 15, 2001.



3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross investment income and decreasing to 2.25% on such income in excess of $8,333,333. For the year ended August 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.334% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F                                                      0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. The class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2002 unreimbursed expenses which remain subject to reimbursement totaled $3,275,000.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services.

         Expenses under the agreements described above for the year ended August 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A           $5,934            $542         Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B            498               14          Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C            435                                 $70
                                    Included in
                                   administrative
                                      services
----------------------------------                 --------------------
----------------------------------                 --------------------
    Class F             48                                 34
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-5      Not applicable                            6
-----------------------------------------------------------------------

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended August 31, 2002

Share class                   Sales(1)              Reinvestments of dividends and distributions
                                Amount       Shares                                       Amount       Shares
Class A                       $813,424       66,622                                      $75,729        6,208
Class B                         59,851        4,902                                        1,432          117
Class C                         74,616        6,112                                        1,232          101
Class F                         74,565        6,104                                          677           55
Class R-5(2)                    36,573        2,966                                           23            2
Total net increase
   (decrease) in fund       $1,059,029       86,706                                      $79,093        6,483

Year ended August 31, 2001
Share class                   Sales(1)              Reinvestments of dividends and distributions
                                Amount       Shares                                       Amount       Shares
Class A                       $550,783       45,771                                      $61,021        5,083
Class B                         23,399        1,942                                          340           28
Class C(3)                      14,787        1,217                                           74            6
Class F(3)                      15,575        1,286                                           51            4
Total net increase
   (decrease) in fund         $604,544       50,216                                      $61,486        5,121









                              Repurchases(1)             Net increase
                                      Amount     Shares                                   Amount       Shares
Class A                            ($414,673)   (33,978)                                $474,480       38,852
Class B                               (7,149)      (584)                                  54,134        4,435
Class C                               (9,672)      (792)                                  66,176        5,421
Class F                              (41,273)    (3,376)                                  33,969        2,783
Class R-5(2)                            (249)       (20)                                  36,347        2,948
Total net increase
   (decrease) in fund              ($473,016)   (38,750)                                $665,106       54,439

Year ended August 31, 2001
Share class                   Repurchases(1)             Net increase
                                      Amount     Shares                                  Amount       Shares
Class A                            ($335,993)   (28,027)                               $275,811       22,827
Class B                               (1,814)      (151)                                 21,925        1,819
Class C(3)                              (136)       (11)                                 14,725        1,212
Class F(3)                            (8,471)      (699)                                  7,155          591
Total net increase
   (decrease) in fund              ($346,414)   (28,888)                               $319,616       26,449






(1) Includes exchanges between share classes of the fund.
(2) Class R-5 shares were offered beginning July 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.



5. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of August 31, 2002, the total value of restricted securities was $9,965,000, which represents 0.34% of the net assets of the fund.

6. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $747,962,000 and $176,644,000, respectively, during the year ended August 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2002, the custodian fee of $46,000 includes $4,000 that was offset by this reduction, rather than paid in cash.



Financial Highlights                   (1)


                                                    Income from investment operations (2)
                                                                                                     Net
                                         Net asset                                          gains(losses)
                                             value,                                Net      on securities    Total from
                                          beginning                          investment    (both realized     investment
                                          of period                              income   and unrealized)     operations
Class A:
 Year ended 8/31/2002                        $12.38                               $0.57             $0.06          $0.63
 Year ended 8/31/2001                         11.81                                0.60              0.57           1.17
 Year ended 8/31/2000                         11.86                                0.60             (0.01)          0.59
 Year ended 8/31/1999                         12.60                                0.59             (0.55)          0.04
 Year ended 8/31/1998                         12.27                                0.62              0.37           0.99
Class B:
 Year ended 8/31/2002                         12.38                                0.48              0.06           0.54
 Year ended 8/31/2001                         11.81                                0.52              0.57           1.09
 Period from 3/15/2000 to 8/31/2000           11.50                                0.21              0.34           0.55
Class C:
 Year ended 8/31/2002                         12.38                                0.47              0.06           0.53
 Period from 3/15/2001 to 8/31/2001           12.10                                0.21              0.29           0.50
Class F:
 Year ended 8/31/2002                         12.38                                0.55              0.06           0.61
 Period from 3/15/2001 to 8/31/2001           12.10                                0.24              0.29           0.53
Class R-5:
 Period from 7/15/2002 to 8/31/2002           12.33                                0.07              0.08           0.15


                                            Dividends and distributions

                                             Dividends
                                             (from net Distributions                       Net asset                   Net assets,
                                            investment (from capital            Total      value, end      Total     end of period
                                               income)       gains)      distributions      of period   return(3)    (in millions)

Class A:
 Year ended 8/31/2002                           ($0.57)      ($0.03)          ($0.60)         $12.41        5.31%          $2,689
 Year ended 8/31/2001                            (0.60)           -            (0.60)          12.38       10.22           $2,202
 Year ended 8/31/2000                            (0.60)       (0.04)           (0.64)          11.81        5.27           $1,831
 Year ended 8/31/1999                            (0.59)       (0.19)           (0.78)          11.86        0.23           $1,917
 Year ended 8/31/1998                            (0.62)       (0.04)           (0.66)          12.60        8.26           $1,795
Class B:
 Year ended 8/31/2002                            (0.48)       (0.03)           (0.51)          12.41        4.53              $81
 Year ended 8/31/2001                            (0.52)           -            (0.52)          12.38        9.45              $26
 Period from 3/15/2000 to 8/31/2000              (0.24)           -            (0.24)          11.81        4.89               $3
Class C:
 Year ended 8/31/2002                            (0.47)       (0.03)           (0.50)          12.41        4.40              $82
 Period from 3/15/2001 to 8/31/2001              (0.22)           -            (0.22)          12.38        4.20              $15
Class F:
 Year ended 8/31/2002                            (0.55)       (0.03)           (0.58)          12.41        5.15              $42
 Period from 3/15/2001 to 8/31/2001              (0.25)           -            (0.25)          12.38        4.45               $7
Class R-5:
 Period from 7/15/2002 to 8/31/2002              (0.07)           -            (0.07)          12.41        1.23              $37





                                              Ratio of      Ratio of
                                             expenses    net income
                                             to average    to average
                                             net assets    net assets

Class A:
 Year ended 8/31/2002                            0.63%         4.73%
 Year ended 8/31/2001                            0.66          5.00
 Year ended 8/31/2000                            0.67          5.22
 Year ended 8/31/1999                            0.65          4.78
 Year ended 8/31/1998                            0.66          4.98
Class B:
 Year ended 8/31/2002                            1.38          3.91
 Year ended 8/31/2001                            1.40          4.06
 Period from 3/15/2000 to 8/31/2000              0.64          1.99
Class C:
 Year ended 8/31/2002                            1.51          3.79
 Period from 3/15/2001 to 8/31/2001              0.73          1.77
Class F:
 Year ended 8/31/2002                            0.78          4.54
 Period from 3/15/2001 to 8/31/2001              0.40          2.11
Class R-5:
 Period from 7/15/2002 to 8/31/2002              0.06          0.59







Portfolio turnover rate for all classes of shares

 2002              2001           2000        1999            1998

   8%               21%            29%         15%             23%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.



Report of Independent Accountants

To the Board of Directors and shareholders of The Tax-Exempt Bond Fund of America, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Exempt Bond Fund of America, Inc. (the "Fund") at August 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
September 30, 2002



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended August 31, 2002, the fund paid a long-term capital gain distribution of $4,399,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. For purposes of computing this exclusion, all of the dividends paid from net investment income qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

Since the information above is reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2003 to determine the calendar year amounts to be included on their 2002 tax returns. Shareholders should consult their tax advisers.



Other share class results (unaudited)

Class B, Class C, Class F and Class R-5                1 year     Life of class
Returns for periods ended September 30, 2002
(the most recent calendar quarter):

Class B shares
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only
     if shares are sold within six years of purchase   +1.80%      +6.79%1
Not reflecting CDSC                                    +6.80%      +8.20%1

Class C shares
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase    +5.67%      +6.85%2
Not reflecting CDSC                                    +6.67%      +6.85%2

Class F shares
Not reflecting annual asset-based fee charged
     by sponsoring firm                                +7.44%      +7.55%2

Class R-5 shares
Results for Class R-5 shares are not shown because of the brief time between their introduction on July 15, 2002, and the end of the period.

1 Average annual compound return from March 15, 2000, when Class B shares were first sold. 2 Average annual compound return from March 15, 2001, when Class C and Class F shares were first sold.

Board of Directors

"Non-interested" Directors

                                         Year first elected
                                             a Director
Name and age                                of the fund1   Principal occupation(s) during past five years

Ambassador Richard G.                           1999       Corporate director and author; former
Capen, Jr., 68                                             U.S. Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.;
                                                           former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 69                       1979       Private investor; former President and CEO, The Mission Group
                                                           (non-utility holding company, subsidiary of Southern California Edison
                                                           Company)

Diane C. Creel, 53                              1994       President and CEO, The Earth Technology Corporation (international consulting engineering)

Martin Fenton, 67                               1989       Managing Director, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 56                           1994       President, Fuller Consulting (financial management consulting firm)

Richard G. Newman, 67                           1991       Chairman of the Board and CEO, AECOM Technology Corporation
                                                           (engineering, consulting and professional services)

Frank M. Sanchez, 59                            1999       Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                           (McDonald's licensee)

"Non-interested" Directors

                                              Number of
                                            boards within
                                              the fund
                                              complex2
                                              on which
Name and age                               Director serves  Other directorships3 held by Director

Ambassador Richard G.                            14         Carnival Corporation
Capen, Jr., 68

H. Frederick Christie, 69                        19         Ducommun Incorporated; IHOP Corporation; Southwest Water Company; Valero
                                                            L.P.

Diane C. Creel, 53                               12         Allegheny Technologies; BF Goodrich; Teledyne Technologies

Martin Fenton, 67                                16         None

Leonard R. Fuller, 56                            14         None

Richard G. Newman, 67                            13         Southwest Water Company

Frank M. Sanchez, 59                             12         None


"Interested" Directors4

                                             Year first
                                              elected a
                                              Director   Principal occupation(s) during past five years
Name, age and                                or officer  and positions held with affiliated entities or the
position with fund                          of the fund1 principal underwriter of the fund

Paul G. Haaga, Jr., 53                          1986     Executive Vice President and Director, Capital
Chairman of the Board                                    Research and Management Company; Director, American Funds Distributors,
                                                         Inc.;5 Director, The Capital Group Companies, Inc.5

Abner D. Goldstine, 72                          1979     Senior Vice President and Director, Capital
Vice Chairman of the Board                               Research and Management Company

Neil L. Langberg, 49                            1985     Vice President-- Investment Management Group,
President                                                Capital Research and Management Company

"Interested" Directors4

                                              Number of
                                            boards within
                                              the fund
                                              complex2
Name, age and                                 on which
position with fund                         Director serves    Other directorships3 held by Director

Paul G. Haaga, Jr., 53                           17           None
Chairman of the Board

Abner D. Goldstine, 72                           12           None
Vice Chairman of the Board

Neil L. Langberg, 49                              1           None
President

The Statement of Additional Information includes additional information about fund Directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, attention:
Fund Secretary.

Other officers

                                             Year first
                                             elected an       Principal occupation(s) during past five years and
Name, age and                                  officer        positions held with affiliated entities or the principal
position with fund                          of the fund1      underwriter of the fund

Brenda S. Ellerin, 39                           1999          Senior Vice President and Director, Capital Research
Senior Vice President                                         Company5

David A. Hoag, 37                               1999          Senior Vice President, Capital Research Company5
Senior Vice President

Michael J. Downer, 47                           1994          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary, American Funds Distributors, Inc.;5
                                                              Director, Capital Bank and Trust Company5

Julie F. Williams, 54                           1982          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Anthony W. Hynes, Jr., 39                       1993          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 38                         1994          Assistant Vice President-- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Susi M. Silverman, 32                           2001          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5  Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser, Capital Research and
Management Company 333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company (Please
write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

Independent accountants
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in The Tax-Exempt Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.75% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.88% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (0.15%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American FundsSM]

The right choice for the long termSM

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

Our unique combination of strengths includes these five factors:

o  A long-term, value-oriented approach
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  An unparalleled global research effort
   American Funds draws on one of the industry's most globally integrated research networks.

o  The multiple portfolio counselor system
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to a consistency of results and continuity of management.

o  Experienced investment professionals
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A commitment to low operating expenses
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 mutual funds, consistent philosophy, consistent results

Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

Balanced fund
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)
State-specific tax-exempt funds
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

Money market funds
Seeking stable monthly income through money market instruments The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. TEBF-011-1002

Litho in USA BDC/PNL/5845

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